                        MARKED TO INDICATE CHANGES FROM PEA #43 AND PEA #46


       As filed with the Securities and Exchange Commission on June 4, 1997

--------------------------------------------------------------------------------

                                Investment Company Act of 1940 File No. 811-5683
                                                Securities Act File No. 33-25355


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                --------------
                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       / /

                      POST-EFFECTIVE AMENDMENT NO. 47                   /X/
                                      and
                       REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940                    / /

                             AMENDMENT NO. 49                           /X/
                                --------------
                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)
              (Exact Name of Registrant as Specified in Charter)
                   One International Place, Boston, MA 02110
                    (Address of Principal Executive Office)
                Registrant's Telephone Number 1 (617) 330-8900

                     Karl O. Hartmann, Assistant Secretary
                    c/o Chase Global Funds Services Company
                               73 Tremont Street
                          Boston, Massachusetts 02108
                    (Name and Address of Agent for Service)
                                --------------
                                   Copy to:
                            Audrey C. Talley, Esq.
                     Stradley, Ronon, Stevens & Young LLP
                           2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                                 --------------


               It is proposed that this filing become effective:
                   (check appropriate box)
               [_] immediately upon filing pursuant to Paragraph (b)
               [_] on (date) pursuant to Paragraph (b)
               [_] 60 days after filing pursuant to Paragraph (a)
               [X] 75 days after filing pursuant to Paragraph (a)
               [_] on (date) pursuant to Paragraph (a) of Rule 485

           Registrant has previously elected to and hereby continues its election to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed its Rule 24f-2 Notice for the fiscal year ended October 31, 1996 on December 27, 1996.

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)
                             CROSS REFERENCE SHEET
                          FILE NOS. 33-25355/811-5683


PART A OF FORM N-1A                                            LOCATION IN PROSPECTUS
-------------------                                            ----------------------
Item 1.    Cover Page......................................    Cover Page

Item 2.    Synopsis........................................    Fund Expenses; Prospectus Summary

Item 3.    Condensed Financial Information.................    Financial Highlights

Item 4.    General Description of Registrant...............    Prospectus Summary; Investment Objectives;
                                                               Investment Policies; Other Investment Policies;
                                                               Investment Limitations

Item 5.    Management of the Fund..........................    Investment Adviser; Administrative Services;
                                                               Distributor; Portfolio Transactions

Item 5A.   Management's Discussion
           of Fund Performance.............................    Included in the Registrant's Annual Report to
                                                               Shareholders dated October 31, 1996

Item 6.    Capital Stock and Other Securities..............    Purchase of Shares; Redemption of Shares;
                                                               Valuation of Shares; Dividends, Capital Gains
                                                               Distributions and Taxes; General Information
Item 7.    Purchase of Securities
           Being Offered...................................    Cover Page; Purchase of Shares

Item 8.    Redemption or Repurchase........................    Redemption of Shares

Item 9.    Pending Legal Proceedings.......................    Not Applicable


PART B OF FORM N-1A                                             LOCATION IN STATEMENT
-------------------                                             OF ADDITIONAL INFORMATION
                                                                -------------------------
Item 10.    Cover Page......................................    Cover Page

Item 11.    Table of Contents...............................    Cover Page

Item 12.    General Information and History.................    General Information

Item 13.    Investment Objective and Policies...............    Investment Objective and Policies; Investment
                                                                Limitations

Item 14.    Management of the Fund..........................    Management of the Fund; Investment Adviser

Item 15.    Control Persons and Principal
            Holders of Securities ..........................    Management of the Fund

Item 16.    Investment Advisory and
            Other Services..................................    Investment Adviser

Item 17.    Brokerage Allocation and
            Other Practices.................................    Portfolio Transactions

Item 18.    Capital Stock and Other
            Securities......................................    General Information

Item 19.    Purchase, Redemption and Pricing
            of Securities Being Offered.....................    Purchase of Shares; Redemption of Shares

Item 20.    Tax Status......................................    General Information

Item 21.    Underwriters....................................    Not Applicable

Item 22.    Calculation of Performance Data.................    Performance Calculations

Item 23.    Financial Statements............................    Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO. 47

                                    PART A


The following Prospectuses are included in this Post-Effective Amendment No. 47:

           .         NWQ Portfolios Institutional Class Shares
           .         NWQ Portfolios Institutional Service Class Shares

The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 45 filed on February 5, 1997:

           .         TS&W Portfolios Institutional Class Shares

The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 44 filed on January 24, 1997:

           .         McKee Portfolios Institutional Class Shares

The following Prospectuses are also incorporated herein by reference to Post-Effective Amendment No. 43 filed on January 3, 1997:

           .         Acadian Portfolios Institutional Class Shares
           .         C&B Portfolios Institutional Class Shares
           .         DSI Portfolios Institutional Class Shares
           .         DSI Disciplined Value Portfolio Institutional Service Class
                     Shares
           .         FMA Small Company Portfolio Institutional Class Shares
           .         FMA Small Company Portfolio Institutional Service Class
                     Shares
           .         ICM Fixed Income Portfolio Institutional Class Shares
           .         ICM Equity and ICM Small Company Portfolios Institutional
                     Class Shares

           .         Rice, Hall, James Portfolios Institutional Class Shares
           .         SAMI Preferred Stock Income Portfolio Institutional Class
                     Shares
           .         Sirach Portfolios Institutional Class Shares
           .         Sirach Portfolios Institutional Service Class Shares
           .         Sterling Partners' Portfolios Institutional Class Shares
           .         Sterling Partners' Portfolios Institutional Service Class
                     Shares

The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 25 filed on December 23, 1993:

           . Cambiar Anticipation Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 21 filed on August 30, 1993:

           . HJMC Equity Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

[LOGO OF UAM FUNDS APPEARS HERE]


  The NWQ Portfolios

  Institutional
  Class Shares





P R O S P E C T U S





          August  , 1997

                       [LOGO OF UAM FUNDS APPEARS HERE]
                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                            THE NWQ PORTFOLIOS

                          INSTITUTIONAL CLASS SHARES
             INVESTMENT ADVISER: NWQ INVESTMENT MANAGEMENT COMPANY

-------------------------------------------------------------------------------

                        PROSPECTUS--AUGUST  , 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. The Portfolios offered by this Prospectus presently offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata in-terests in their respective Portfolios and accrue dividends in the same manner except that Service Class Shares bear fees payable by that class to financial institutions for services they provide to shareholders of such shares. The se-curities offered hereby are shares of the Institutional Class Shares of four diversified, no-load Portfolios of the Fund managed by NWQ Investment Manage-ment Company.

  NWQ BALANCED PORTFOLIO. The objective of the NWQ Balanced Portfolio (the "Balanced Portfolio") is to achieve consistent, above-average returns with minimum risk to principal by investing primarily in a combination of invest-ment grade fixed income securities and common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

  NWQ SMALL CAP VALUE PORTFOLIO. The objective of the NWQ Small Cap Value Portfolio (the "Small Cap Value Portfolio") is to achieve long-term capital appreciation by investing primarily in small capitalization common stocks and other equity securities which, in the Adviser's opinion, are undervalued at the time of purchase.

  NWQ SPECIAL EQUITY PORTFOLIO. The objective of the NWQ Special Equity Port-folio (the "Special Equity Portfolio") is to achieve long-term capital appre-ciation by investing primarily in the common stock and other equity securities of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appreciation.

  NWQ VALUE EQUITY PORTFOLIO. The objective of the NWQ Value Equity Portfolio (the "Value Equity Portfolio") is to achieve consistent, superior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive indus-tries and which, in the Adviser's opinion, are undervalued at the time of pur-chase.

  There can be no assurance that any of the Portfolios will achieve its stated objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission (the "SEC"). The SAI is dated August , 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................  11
Investment Limitations.....................................................  16
Purchase of Shares.........................................................  17
Redemption of Shares.......................................................  20
Shareholder Services.......................................................  21
Valuation of Shares........................................................  22
Performance Calculations...................................................  23
Dividends, Capital Gains Distributions and Taxes...........................  24
Investment Adviser.........................................................  25
Adviser's Historical Performance...........................................  26
Administrative Services....................................................  34
Distributor................................................................  34
Portfolio Transactions.....................................................  35
General Information........................................................  35
UAM Funds -- Institutional Class Shares....................................  38

                                 FUND EXPENSES

  The following table illustrates the expenses and fees that shareholders of the Portfolios' Institutional Class Shares will incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                   BALANCED       SMALL CAP    SPECIAL EQUITY VALUE EQUITY
                   PORTFOLIO   VALUE PORTFOLIO   PORTFOLIO      PORTFOLIO
                 INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL
                 CLASS SHARES   CLASS SHARES    CLASS SHARES  CLASS SHARES
                 ------------- --------------- -------------- -------------
Sales Load
  Imposed on
  Purchases.....     NONE           NONE            NONE          NONE
Sales Load
  Imposed on
  Reinvested
  Dividends.....     NONE           NONE            NONE          NONE
Deferred Sales
  Load..........     NONE           NONE            NONE          NONE
Redemption
  Fees..........     NONE           NONE            NONE          NONE
Exchange Fees...     NONE           NONE            NONE          NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                    BALANCED       SMALL CAP    SPECIAL EQUITY VALUE EQUITY
                    PORTFOLIO   VALUE PORTFOLIO   PORTFOLIO      PORTFOLIO
                  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL
                  CLASS SHARES   CLASS SHARES    CLASS SHARES  CLASS SHARES
                  ------------- --------------- -------------- -------------
Investment
  Advisory
  Fees..........       0.70 %+        1.00 %+        0.85 %+        0.70 %+
Administrative
  Fees..........       0.86 %         0.15 %         0.15 %         2.47 %
12b-1 Fees......       NONE           NONE           NONE           NONE
Other Expenses..       0.61 %         0.22 %         0.22 %         1.99 %
Advisory Fees
  Waived and
  Expenses
  Assumed.......      (1.17)%        (0.17)%        (0.07)%        (4.16)%
                      -----          -----          -----          -----
Total Operating
  Expenses
  (After Fee
  Waivers and
  Expenses
  Assumed)......       1.00 %+*       1.20 %+*       1.15 %+*       1.00 %+*
                      =====          =====          =====          =====

-----------

+ Until February 28, 1998, the Adviser has voluntarily agreed to waive all or part of its advisory fee for each Portfolio and to assume operating expenses otherwise payable by the Portfolios, if necessary, in order to keep the to-tal annual operating expenses for the Balanced and Value Equity Portfolios' Institutional Class Shares from exceeding 1.00% of average daily net assets. Without waiving fees and assuming expenses, the total annual operating ex-penses for the Balanced and Value Equity Portfolios' Institutional Class Shares for the fiscal year ended October 31, 1996 would have been 2.17% and 5.16%, respectively, of average daily net assets. The Fund will not reimburse the Adviser for advisory fees waived or for expenses that the Adviser may bear on behalf of the Portfolios for a given fiscal year.

* The annualized Total Operating Expenses includes the effect of expense off-sets. If expense offsets were excluded, the annualized Total Operating Ex-penses of the Balanced and Value Equity Portfolios' Institutional Class Shares would be 1.01% and 1.03%, respectively. The Small Cap Value and Spe-cial Equity Portfolios' Institutional Class Shares were not yet operational as of October 31, 1996.

  The above table shows various fees and expenses that an investor in the Portfolios would bear directly or indirectly. The expenses and fees listed are based on the Balanced and Value Equity Portfolios' operations during the fis-cal year ended October 31, 1996 except that such information has been restated to reflect current fees. (See "ADMINISTRATIVE FEES" herein and in the SAI). The fees and expenses for the Small Cap Value and Special Equity Portfolios' Institutional Class Shares are estimates based on the assumption that each Portfolio's Institutional Class Shares will have average net assets of $25 million. It is estimated that without waiving fees the Total Operating Ex-penses of the Small Cap Value and Special Equity Portfolios' Institutional Class Shares would be 1.37% and 1.22%, respectively, of average daily net as-sets.

  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
   Balanced Portfolio Institutional Class
     Shares...................................  $10     $32     $55     $123
   Small Cap Value Portfolio Institutional
     Class Shares.............................  $13     $41       *        *
   Special Equity Portfolio Institutional
     Class Shares.............................  $12     $37       *        *
   Value Equity Portfolio Institutional Class
     Shares...................................  $10     $32     $55     $123

-----------

* As the Small Cap Value and Special Equity Portfolios' Institutional Class Shares were not operational as of October 31, 1996, the Fund has not pro-jected expenses beyond the three year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  NWQ Investment Management Company (the "Adviser"), an investment counseling firm established in 1982, serves as investment adviser to the NWQ Portfolios. The Adviser presently manages $6.5 billion in assets for institutions and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for each Portfolio is $2,500. The minimum for subsequent investments is $100. Certain exceptions to the initial minimum in-vestment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will also distribute any realized net capital gains annually. Distributions will be reinvested in each Portfolio's shares unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The Balanced and Special Equity Portfolios may each invest in securities rated lower than Baa by Moody's In-vestors Services, Inc. or BBB by Standard & Poor's Corporation. These securi-ties carry a high degree of credit risk, and are considered speculative by the major credit rating agencies and are sometimes referred to as "junk bonds". (See "INVESTMENT POLICIES."); (2) The fixed income securities held by the Bal-anced and Special Equity Portfolios will be affected by general changes in in-terest rates that may result in an increase or decrease in the value of the obligations held by the Portfolios. The value of the securities held by the Portfolios can be expected to vary inversely with the changes in interest rates; as interest rates decline, market value tends to increase and vice versa; (3) Each Portfolio may invest in securities of foreign issuers which may involve greater risks than investments in domestic securities, such as foreign currency risks. (See "INVESTMENT POLICIES" and "FOREIGN INVESTMENTS");
(4) Common stock of companies which have small market capitalization, in which the Small Cap Value Portfolio will invest, may exhibit greater market volatil-ity than common stock of companies with larger capitalization; (5) The Special Equity Portfolio may invest a portion of its assets in derivatives including futures contracts and options. (See "FUTURES CONTRACTS AND OPTIONS."); (6) Each Portfolio may use various investment practices including investing in re-purchase agreements, when-issued, forward delivery and delayed settlement se-curities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS
                          INSTITUTIONAL CLASS SHARES

  The following tables provide selected per share information for a share out-standing throughout each period presented of the Balanced and Value Equity Portfolios' Institutional Class Shares and is part of the Portfolios' Finan-cial Statements, which are included in the Portfolios' 1996 Annual Report to Shareholders. The Financial Statements are incorporated into the Fund's SAI. The Portfolios' Financial Statements have been audited by Price Waterhouse LLP and the unqualified opinion on the Financial Statements is also incorporated into the SAI. Please read the following information in conjunction with the Portfolios' 1996 Annual Report to Shareholders. The Small Cap Value and Spe-cial Equity Portfolios' Institutional Class Shares were not operational as of October 31, 1996.

                                                                                VALUE
                                  BALANCED PORTFOLIO                      EQUITY PORTFOLIO
                              INSTITUTIONAL CLASS SHARES             INSTITUTIONAL CLASS SHARES
                          ------------------------------------- --------------------------------------
                           AUGUST 2,      YEAR         YEAR     SEPTEMBER 21,    YEAR         YEAR
                           1994** TO      ENDED        ENDED      1994** TO      ENDED        ENDED
                          OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                             1994         1995         1996         1994         1995         1996
                          -----------  -----------  ----------- ------------- -----------  -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $10.00       $ 9.84       $ 11.24      $10.00       $ 9.98       $ 11.65
                            ------       ------       -------      ------       ------       -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..      0.06         0.32          0.31        0.01         0.12          0.14
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     (0.19)        1.40          1.21       (0.03)        1.65          2.49
                            ------       ------       -------      ------       ------       -------
  Total from Investment
   Operations...........     (0.13)        1.72          1.52       (0.02)        1.77          2.63
                            ------       ------       -------      ------       ------       -------
DISTRIBUTIONS
 Net Investment Income..     (0.03)       (0.32)        (0.30)        --         (0.10)        (0.14)
 Net Realized Gain......       --           --          (0.07)        --           --          (0.01)
                            ------       ------       -------      ------       ------       -------
  Total Distributions...     (0.03)       (0.32)        (0.37)        --         (0.10)        (0.15)
                            ------       ------       -------      ------       ------       -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 9.84       $11.24       $ 12.39      $ 9.98       $11.65       $ 14.13
                            ======       ======       =======      ======       ======       =======
TOTAL RETURN+...........     (1.30)%      17.80 %       13.68 %     (0.20)%      17.84 %       22.69 %
                            ======       ======       =======      ======       ======       =======
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of
  Period (Thousands)....    $1,584       $5,334       $ 8,624      $  253       $2,464       $ 3,283
 Ratio of Expenses to
  Average Net Assets....      1.00 %*      1.04 %#       1.01 %      1.00 %*      1.21 %#       1.03 %
 Ratio of Net Investment
  Income to Average Net
  Assets+...............      3.59 %*      3.30 %        2.79 %      1.36 %*      1.39 %        1.11 %
 Portfolio Turnover
  Rate..................         1 %         31 %          31 %         0 %          4 %          25 %
 Average Commission
  Rate##................       N/A          N/A       $0.0717         N/A          N/A       $0.0705
 Voluntary Waived Fees
  and Expenses Assumed
  by the Adviser Per
  Share.................    $ 0.21       $ 0.26       $  0.14      $ 1.06       $ 0.82       $  0.52
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............       N/A         1.00 %        1.00 %       N/A         1.00 %        1.00 %

-----------
 * Annualized.
** Commencement of Operations.
 + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.
 # The amount shown for the year ended October 31, 1995 for a share outstand-ing throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchase of Portfolio shares in relation to fluctuating market value of the invest-ments of the portfolio.
## For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVES

  The objective of the BALANCED PORTFOLIO is to achieve consistent, above-av-erage returns with minimum risk to principal by investing primarily in a com-bination of investment grade fixed income securities and common stocks of com-panies with above-average statistical value in fundamentally attractive indus-tries and which, in the Adviser's opinion, are undervalued at the time of pur-chase.

  The objective of the SMALL CAP VALUE PORTFOLIO is to achieve long-term capi-tal appreciation by investing primarily in small capitalization common stocks and other equity securities which, in the Adviser's opinion, are undervalued at the time of purchase.

  The objective of the SPECIAL EQUITY PORTFOLIO is to achieve long-term capi-tal appreciation by investing primarily in the common stock and other equity securities of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appre-ciation.

  The objective of the VALUE EQUITY PORTFOLIO is to achieve consistent, supe-rior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

                              INVESTMENT POLICIES

  THE BALANCED PORTFOLIO is designed to provide shareholders with a single in-vestment portfolio which combines the Adviser's equity strategy, fixed income strategy and active asset allocation decisions. The Adviser's asset allocation discipline recognizes the advantage of varying the asset mix among asset clas-ses and is neither limited to the return, nor subject to the risks, of a sin-gle asset class. The allocation process focuses on expected returns of each asset class relative to the other asset classes, monetary conditions, and the economic outlook. The Adviser actively adjusts the mix of common stocks, bonds and cash equivalents in a disciplined manner designed to maximize the Portfolio's return and limit the volatility of that return.

  The Portfolio intends to achieve its objective by investing in a diversified portfolio of common stocks and investment grade fixed income securities. The proportion of the Portfolio's assets invested in fixed income or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, however, is expected to be 60% in common stocks, 30% in fixed income securi-ties and 10% in cash and cash equivalents. However, the percentage of the Portfolio's assets committed to different securities may range as follows: 30% to 75% in common stocks, 25% to 50% in fixed income securities, and 0% to 45% in cash and cash equivalents. The Portfolio will invest at least 25% of its assets in fixed income senior securities.

  The Adviser's selection process of common stocks for the Portfolio is de-signed to identify securities which are undervalued and are within fundamen-tally attractive industries. The Portfolio will invest in individual common stocks, either listed on a national exchange or traded over-the-counter, of companies with medium to large market capitalizations. However, up to 10% of the total assets of the Portfolio may be invested in common stocks of compa-nies with market capitalizations of less than $500 million. Additionally, the Portfolio may invest up to 20% of its total assets in shares of foreign compa-nies traded on U.S. exchanges or through sponsored and unsponsored American Depositary Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS" for a de-scription of the risks involved.) Common stocks are selected using approaches identical to those implemented for the Value Equity Portfolio described below.

  The Adviser uses an active fixed income strategy seeking to benefit during periods of declining interest rates by increasing investment exposure and ex-tending security maturities. During a rising rate environment, maturities are shortened and exposure decreased to avoid capital loss. Value is added through actively adjusting portfolio duration. Average duration may range from one to ten years and maturities may range from one to thirty years.

  The Portfolio will invest in fixed income securities of primarily investment grade which include securities of or guaranteed by the U.S. Government and its agencies or instrumentalities, corporate bonds, mortgage-backed securities, variable rate debt securities, asset-backed securities and various short-term instruments as described under "OTHER INVESTMENT POLICIES." Investment grade securities are considered to be those rated either Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A or BBB by Standard
& Poor's Corporation ("S&P"). The Portfolio may purchase any other publicly or privately placed unrated security which in the Adviser's opinion, is of equiv-alent quality to securities rated investment grade. Securities rated Baa by Moody's or BBB by S&P may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Portfolio may invest will either carry a guaran-tee from an agency of the U.S. Government or a private issuer for the timely payment of principal. The Portfolio may also invest up to 10% of its total as-sets in securities rated less than BBB by S&P or Baa by Moody's. Securities rated below Baa by Moody's or BBB by S&P are commonly referred to as "junk bonds."

  It is the Adviser's intention that the Portfolio's fixed income investments will be limited to the ratings categories described above. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, the retention of the securi-ties is warranted. The SAI for the Portfolios contains a description of corpo-rate bond ratings.

  THE SMALL CAP VALUE PORTFOLIO seeks to achieve its objective by investing at least 65% of its total assets, under normal circumstances, in common stocks and other equity securities of companies with market capitalizations of $50 million to $1 billion. The Portfolio may also invest in convertible bonds, convertible preferred stock, rights and warrants to purchase common stocks, and ADRs.

  The Adviser utilizes top-down or macroeconomic analysis to identify indus-tries which should benefit from major economic trends that ideally last five to seven years. A combination of this top-down discipline with rigorous fundamen-tal or bottom-up company analysis is used to seek to achieve the Portfolio's objective. The Adviser's small cap stock selection process combines qualitative and quantitative valuation criteria. On a qualitative and fundamental basis, the Adviser analyzes such factors as management quality, restructuring opportu-nities, improving industry fundamentals, insider stock ownership, "franchise" strength, and competitive position. On a quantitative basis, valuation of stocks is based on statistical measures such as current and normalized earnings power, price-to-book value, dividend yield, price-to-sales, and price-to-cash flow. The Adviser extensively analyzes companies' financial statements for signs of eroding quality of earnings, in order to avoid securities of companies with deteriorating financial prospects. In addition to quantitative evaluation, the Adviser uses company visits, as well as interviews with management and ana-lysts.

  The Adviser anticipates that the majority of the investments in the Portfolio will be in United States based companies. However, from time to time, securi-ties of foreign based companies may be purchased, if they pass the selection process outlined above. The Portfolio may invest up to 20% of its total assets in shares of foreign companies traded on U.S. exchanges or through sponsored or unsponsored ADRs which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS" for a description of the risks involved.)

  The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in short-term money market instruments when market or economic conditions warrant it. See "SHORT-TERM INVESTMENTS" for a description of the types of short-term instruments in which the Portfolio may invest. When the Portfolio is in a temporary defensive position, it may not necessarily be pursuing its stated investment objective.

  THE SPECIAL EQUITY PORTFOLIO seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securi-ties. The Portfolio will invest primarily in common stock, but it also may in-vest in preferred stock, securities convertible or exchangeable into common stock, ADRs and foreign securities, and rights and warrants to purchase common stocks. The Portfolio may also invest in fixed income securities. The fixed income securities in which the Portfolio may, under normal circumstances, in-vest up to 35% of its total assets are selected using the criteria and ratings discussed above with respect to the Balanced Portfolio except that the Portfo-lio may invest up to 15% of its total assets in securities rated less than BBB by S&P or Baa by Moody's which are commonly referred to as "junk bonds." The Portfolio may enter into futures contracts and options. (See "OTHER INVESTMENT POLICIES" for a discussion of these instruments.)

  The Portfolio invests in cyclical industry companies during periods when the securities of such companies appear to have strong potential for capital ap-preciation. The Portfolio also invests in securities of "special situation" companies which the Adviser believes have potential for significant future earnings growth but have not performed well in the recent past. These situa-tions may include companies with management turnaround trends, corporate or asset restructuring, or significantly undervalued assets.

  The universe from which the Adviser selects securities includes those issued by companies of varying capitalization. The Adviser identifies potentially un-dervalued securities by applying statistical measures designed to reveal value on an absolute and relative basis. Such statistical measures include key fi-nancial ratios such as price-to-earnings, price-to-book value, and price-to-cash flow. It also evaluates the issuers of such securities on the basis of management strength, inside ownership, and competitive structure. The Adviser places emphasis on normalized earnings, price-to-cash flow ratios, relative value, and whether the security's issuer is in an industry that is likely to benefit from long-term fundamental improvements such as restructuring, turn-around trends or consolidation trends.

  While the Adviser anticipates that the majority of the assets in the Portfo-lio will be U.S. dollar-denominated securities, it may also invest 35% of its total assets in equity securities and fixed income obligations of foreign gov-ernments, agencies, or corporations denominated either in U.S. dollars or for-eign currencies. Such investments may be made directly in foreign securities or through sponsored and unsponsored ADRs which are U.S. domestic securities representing ownership rights in foreign companies. The credit quality stan-dards applied to foreign obligations are the same as those applied to the se-lection of U.S. fixed income securities as those noted above. (See "FOREIGN INVESTMENTS" for a description of the risks involved.)

  The Portfolio may, for temporary defensive purposes, invest. up to 100% of its total assets in short-term money market instruments when market or economic conditions warrant it. See "SHORT-TERM INVESTMENTS" for a description of the types of short-term instruments in which the Portfolio may invest. When the Portfolio is in a temporary defensive position, it may not necessarily be pur-suing its stated investment objective.

  THE VALUE EQUITY PORTFOLIO seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in common stocks of com-panies with above-average statistical value which are in fundamentally attrac-tive industries and which in the Adviser's opinion are undervalued at the time of purchase. The Portfolio may also invest in other equity-related securities consisting of convertible bonds, convertible preferred stocks, rights and war-rants. The Adviser will select from a universe of 1100 companies of medium to large capitalization. Companies with market capitalization under $500 million will be limited to 10% of the Portfolio's total assets. Statistical measures are applied to screen for the companies with the best value characteristics such as below average price-to-earnings and price-to-book ratios, above-average dividend yield and strong financial stability. The process is differentiated from other value-oriented investment managers in the following ways: the use of normalized earnings to value cyclical companies, a focus on quality of earn-ings, investment in relative value, and concentration in industries/sectors having strong long-term fundamentals.

  As part of the multi-disciplined approach to capturing value, the Adviser strives to identify market sectors early in their cycle of fundamental improve-ment, investor recognition and market exploitation. Industry fundamentals used in the decision making process are business trend analysis to analyze industry and company fundamentals for the impact of changing worldwide product demand/supply, direction of inflation and interest rates, and expansion/contraction of business cycles. Following this phase, approximately 200 companies that have above-average statistical value and are in a sector identified as having positive fundamentals on a secular basis will be actively followed by the Adviser. Company visits and interviews with management provide the fundamental research to verify the value in these potential investments. The Adviser utilizes in-house research capabilities in addition to Wall Street and numerous independent firms for economic, industry and securities research. The Portfolio will be concentrated in those industries with positive fundamen-tals and likewise will minimize risk by avoiding industries with deteriorating secular fundamentals.

  The Adviser anticipates that the majority of the investments in the Portfolio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased if they pass the selection process out-lined above. The Portfolio may invest up to 20% of its total assets in shares of foreign companies traded on U.S. exchanges or through sponsored and unsponsored ADRs which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS" for a description of the risks involved.)
                           OTHER INVESTMENT POLICIES


SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, each Portfolio may invest a por-tion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt se-curities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corpora-tion or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the SEC to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for invest-ment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collater-alized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS

  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repur-chase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agree-ments. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. Such transactions will be limited to no more than 10% of the equity portion of each Portfolio's assets. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to oc-cur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to any of the above transactions. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if neces-sary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made, although a Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio engages in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices--not to in-crease its investment leverage.

PORTFOLIO TURNOVER

  Portfolio turnover for the Balanced and Value Equity Portfolios will approx-imate 50%; for the Small Cap Value and Special Equity Portfolios, it will ap-proximate 75% and 100%, respectively. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more infor-mation on taxation). The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Finan-cial Highlights" present the Balanced and Value Equity Portfolios' historical portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio.

The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

FOREIGN INVESTMENTS

  Investing in foreign securities, including ADRs, may involve additional risks and considerations which are not typically associated with investing in securities issued by U.S. companies. Since stocks of foreign companies are normally denominated in foreign currencies, a Portfolio may be affected favor-ably or unfavorably by changes in currency rates and in exchange control regu-lations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, in cer-tain foreign countries, there is the possibility of expropriation or confisca-tory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of se-curities by a foreign issuer (the "underlying issuer") and deposited with the depositary. While ADRs are U.S. dollar-denominated, the underlying companies are still subject to the risks above.

  ADRs may be "sponsored" or "unsponsored". Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying is-suer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited security or pool of securities.

FUTURES CONTRACTS AND OPTIONS

  In order to remain fully invested and to reduce transaction costs, the Spe-cial Equity Portfolio may invest in stock index, interest rate and currency futures contracts; related options on such futures contracts; and options on equity securities. These instruments are commonly referred to as "deriva-tives." Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or bas-ket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option. The Portfolio may use these instruments to hedge against changes in securities prices, in-terest rates, or foreign currency exchange rates or as part of its overall in-vestment strategy. Because transaction costs associated with futures and op-tions may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of futures and options to facilitate cash flows may reduce the Portfolio's overall transaction costs.

  The Portfolio may buy or sell futures contracts and options and write cov-ered call and put options on a security, index or currency including futures and options traded on foreign exchanges and options not traded on exchanges. Over-the-counter options differ from exchange-traded options in that they are two party contracts negotiated between buyer and seller and generally do not have as much market liquidity as traded options. The Portfolio may be required to treat over-the-counter options purchased as illiquid as well as securities being used to cover certain written over-the-counter options. The Portfolio's SAI contains further information on each of these instruments and the risks associated with them.

  The Portfolio may enter into futures contracts and options for bonafide hedging purposes only and for other purposes so long as aggregate initial mar-gins and premiums required in connection with non-hedging positions do not ex-ceed 5% of the Portfolio's total assets. The Portfolio will maintain assets sufficient to meet its obligations under such contracts in a segregated ac-count with the Fund's custodian bank consisting of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contract or option.

  Futures and options can be volatile and involve various degrees and types of risk. If the Adviser judges market conditions incorrectly or employs a strat-egy that does not correlate well with the Portfolio's investments, use of futures contracts and options could result in a loss. The Portfolio intends to enter into futures and options transactions only if there appears to be a liq-uid secondary market for such futures or options. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Therefore, the Portfolio could suffer a loss if it is unable to liquidate its position. Futures and options transactions in foreign markets are subject to the risk factors associated with foreign investments generally. (See "FOREIGN INVESTMENTS" for a description of the risks involved.)

RESTRICTED SECURITIES

  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Each of the Portfolios may invest up to 15% of its net assets in illiquid securi-ties. The prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be con-sidered the fair value of such securities.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of a Portfolio, as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of a single issuer (other than obligations issued by or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% (33 1/3% for the Small Cap Value and Special Equity Portfolios) of the Portfolio's gross assets valued at the lower of market or cost, and
      (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the Small Cap Value and Special Equity Portfo-lios) of its total assets at fair market value.

  The Portfolios' investment objectives and investment limitations (a), (b),
(d), (e) and (f)(i), set forth above, are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of each Port-folio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of the Portfolios are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The required minimum initial investment for each Portfolio is $2,500. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transac-tion fees and/or service fees paid by the Fund from the Fund assets attribut-able to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not avail-able to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfo-lio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application and mail it, together with a check pay-able to UAM Funds to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name__________
                          Your Account Number___________
                           Your Account Name___________
                          Wire Control Number___________

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring monies to the Custodian Bank using the instructions outlined above. When mak-ing additional investments, be sure that your account number, account name, and the name of the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the Fund by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. Eastern Time (ET) (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be is-sued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares is-sued in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of the exchange, such securities are eligible for in-vestment by the Portfolio (current market quotations must be read-ily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purposes upon the exchange, depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolios may be redeemed by mail or telephone at any time, without cost, at the net asset value next determined after receipt of the re-demption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction re-quests. The Fund or Sub-Transfer Agent may be liable for any losses due to un-authorized or fraudulent telephone instruction if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or ex-pense for following instructions received by telephone that it reasonably be-lieves to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after re-ceipt of the request or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities so received in pay-ment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the

UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be processed as of the close of business on the same day. Re-quests received after 4 p.m. ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permit-ted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE". An ex-change into another UAM Funds' Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  Each Portfolio's net asset value per share is determined by dividing the value of the Portfolio's assets attributable to the Class less any liabilities attributable to the Class by the total number of shares outstanding attribut-able to the Class. The net asset value per share of each Portfolio is deter-mined as of the close of the NYSE on each day that the NYSE is open for busi-ness.

  Equity securities listed on a U.S. securities exchange for which market quo-tations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at their closing price. Unlisted equity securi-ties and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining ma-turities of 60 days or less are valued at amortized cost when the Board of Di-rectors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service, distribution fees and any additional transfer agency costs relating to Service Class Shares will be borne exclu-sively by that class.

  Each Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of a Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by a Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be noti-fied annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  NWQ Investment Management Company was founded in 1982 and is located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067. The Adviser is a wholly-owned subsidiary of UAM and provides investment management services to institutional and high net worth individuals. As of the date of this Prospec-tus, the Adviser had over $6.5 billion in assets under management.

  Under Investment Advisory Agreements dated as of January 24, 1994 and August , 1997, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  An Investment Committee of the Adviser is responsible for the day-to-day management of the Balanced, Small Cap Value and Value Equity Portfolios.

  JON D. BOSSE, CFA, Portfolio Manager of the Special Equity Portfolio, has been a Managing Director of NWQ Investment Management Company since 1996. From 1986 to 1996, Mr. Bosse was a Portfolio Manager and Director of Equity Re-search at ARCO Investment Management Company.

  As compensation for its services as an Adviser each Portfolio pays the Ad-viser an annual fee in monthly installments, calculated by applying the fol-lowing annual percentage rates to each Portfolio's average daily net assets for the month:

   Balanced Portfolio..................................................... 0.70%
   Small Cap Value Portfolio.............................................. 1.00%
   Special Equity Portfolio............................................... 0.85%
   Value Equity Portfolio................................................. 0.70%

  The Adviser may waive its advisory fees or assume operating expenses other-wise payable by a Portfolio in order to reduce the Portfolio's expense ratio. Until February 28, 1998, the Adviser has agreed to keep the total annual oper-ating expenses of the Balanced, Small Cap Value, Special Equity, and Value Eq-uity Portfolios' Institutional Class Shares from exceeding 1.00%, 1.20%, 1.15%, and 1.00%, respectively of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio ex-penses which the Adviser may bear on behalf of the Portfolios for a given fis-cal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such service arrangements are in ef-fect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Balanced Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment re-turns of the Balanced Portfolio may differ from those of the separately man-aged accounts because such separately managed accounts may have fees and ex-penses that differ from those of the Balanced Portfolio. Further, the sepa-rately managed accounts are not subject to investment limitations, diversifi-cation requirements and other restrictions imposed by the 1940 Act and Inter-nal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Balanced Portfolio.

             NWQ INVESTMENT MANAGEMENT COMPANY--BALANCED STRATEGY
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                              NWQ
                                                           INVESTMENT
                                                           MANAGEMENT 60/30/10
YEARS THROUGH:                                              COMPANY    INDEX
--------------                                             ---------- --------
1982......................................................    33.61%    23.62%
1983......................................................    16.65%    16.72%
1984......................................................     7.29%     9.43%
1985......................................................    24.50%    26.14%
1986......................................................    25.17%    16.78%
1987......................................................     5.57%     5.80%
1988......................................................    11.76%    12.91%
1989......................................................    22.05%    24.01%
1990......................................................     0.89%     1.56%
1991......................................................    23.07%    23.68%
1992......................................................     3.74%     7.26%
1993......................................................    16.75%     9.70%
1994......................................................    (3.25)%    0.21%
1995......................................................    27.77%    28.46%
1996......................................................    14.68%    14.92%
Year to Date through 3/31/97..............................     0.61%     1.52%
Annualized................................................    14.65%    14.27%
Cumulative*...............................................   704.85%   664.99%
Fifteen-Year Mean (1/1/82-12/31/96).......................    15.35%    14.75%
Value of $1 invested during fifteen years
  (1/1/82-3/31/97)........................................    $8.05     $7.68

-----------

* Since inception 1/1/82.

Notes:
1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Ad-ministration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, in-cluding cash, cash equivalents, short term investments, and securities val-ued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1982 had grown to $8.05 by March 31, 1997.

3. The FIFTEEN-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.
4. The 60/30/10 INDEX is a weighted index comprised of 60% S&P 500 Index, 30% Lehman Brothers Government Corporate Index, 10% 3 Month Treasury Bills and is an unmanaged index which assumes reinvestment of dividends and is gener-ally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

5. The Adviser's average annual management fee over the period shown (1/1/82-3/31/97) was .79% or 79 basis points. During the period, fees on the Advis-er's individual accounts ranged from .27% to 1.00% (27 basis points to 100 basis points). Net returns to investors vary depending on the management fee.

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Small Cap Value Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Small Cap Value Portfolio may differ from those of the sepa-rately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Small Cap Value Portfolio. Further, the separately managed accounts are not subject to investment limitations, di-versification requirements and other restrictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not in-tended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Small Cap Value Port-folio.

       NWQ INVESTMENT MANAGEMENT COMPANY--SMALL CAP VALUE STRATEGY

               (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                             NWQ INVESTMENT RUSSELL    LIPPER
                                               MANAGEMENT    2000     SMALL CAP
QUARTERS THROUGH:                               COMPANY      INDEX   FUNDS INDEX
-----------------                            -------------- -------  -----------
3rd Qtr. '96................................      4.94%       0.34 %     1.26 %
4th Qtr. '96................................     11.19%       5.20 %    (0.95)%
1st Qtr. '97................................      3.57%      (5.17)%    (9.42)%
Cumulative*.................................     20.85%       0.11 %    (9.15)%
Value of $1 invested during
  7/1/96-3/31/97............................     $1.21       $1.01     $(0.91)

-----------

* Since inception 7/1/96.

Notes:

1. The CUMULATIVE RETURN means that $1 invested in the composite account on July 1, 1996 had grown to $1.21 by March 31, 1997.

2. The RUSSELL 2000 INDEX consists of the 2,000 smallest of the 3,000 largest stocks. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 2,000 stocks in the Russell 2000 Index. The index is an equity market capitalization weighted index available from Frank Rus-sell & Co. on a monthly basis and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers above.

3. LIPPER SMALL CAP FUNDS INDEX--An index which by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $1 billion at the time of purchase and is generally considered repre-sentative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers above.

4. The Adviser's average annual management fee over the period shown (7/1/96-3/31/97) was 1.00% or 100 basis points. Based on the maximum fee schedule for NWQ's equity accounts of 1.00% per annum. Net returns to investors vary depending on the management fee.

    Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Special Equity Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Special Equity Portfolio may differ from those of the sepa-rately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Special Equity Portfolio. Further, the separately managed accounts are not subject to investment limitations, di-versification requirements and other restrictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not in-tended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Special Equity Port-folio.

        NWQ INVESTMENT MANAGEMENT COMPANY--SPECIAL EQUITY STRATEGY

               (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                           NWQ                         LIPPER
                                        INVESTMENT         S&P 400    CAPITAL
                                        MANAGEMENT S&P 500 MID CAP  APPRECIATION
QUARTERS THROUGH:                        COMPANY    INDEX   INDEX   FUNDS INDEX
-----------------                       ---------- ------- -------  ------------
4th Qtr. '96...........................   13.57%     8.34%   6.06 %     3.89%
1st Qtr. '97...........................    0.75%     2.68%  (1.49)%     0.74%
Cumulative*............................   14.43%    11.24%   4.48 %     4.66%
Value of $1 invested during
  10/1/96-3/31/97......................   $1.14     $1.11   $1.04      $1.05

-----------

* Since inception 10/1/96.

Notes:

1. The CUMULATIVE RETURN means that $1 invested in the composite account on October 1, 1996 had grown to $1.14 by March 31, 1997.

2. The S&P 500 INDEX is an unmanaged index which assumes reinvestment of divi-dends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite perfor-mance numbers set forth above.

3. S&P 400 MID CAP INDEX consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

4. LIPPER CAPITAL APPRECIATION FUNDS INDEX--An index which aims at maximum capital appreciation, frequently by means of 100% or more portfolio turn-over, leveraging, purchasing unregistered securities, purchasing options, etc.

5. The Adviser's imputed average annual management fee over the period shown (10/1/96-3/31/97) was 1.00% or 100 basis points, based on the maximum fee schedule for NWQ's equity accounts of 1.00% per annum. Net returns to in-vestors vary depending on the management fee.

  Below are certain performance data provided by the Adviser pertaining to a separately managed account that was managed by Mr. Bosse at ARCO Investment Management Company with substantially similar (although not necessarily iden-tical) objectives, policies and strategies as those of the Special Equity Portfolio. The investment returns of the Special Equity Portfolio may differ from those of the separately managed account because such separately managed account may have had fees and expenses that differ from those of the Special Equity Portfolio. Further, the separately managed account was not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed account. During Mr. Bosse's tenure as the portfolio manager of the separately managed account, he was primarily responsible for the day-to-day management of the assets, and no other person had a significant role in achieving the separately managed account's performance. The Special Equity Portfolio and the separately managed account are separate investment vehicles. The results presented are not intended to predict or suggest the return to be experienced by the Special Equity Portfolio or the return an investor might achieve by investing in the Special Equity Portfolio.

                      ARCO VALUE EQUITY FUND RETURNS

               (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                         ARCO                          LIPPER
                                        VALUE             S&P 400     CAPITAL
CALENDAR YEARS                          EQUITY  S&P 500   MID CAP   APPRECIATION
  THROUGH:                               FUND    INDEX     INDEX    FUNDS INDEX
--------------                          ------  -------   -------   ------------
1990...................................   0.74%  (3.10)%   (5.13)%      (4.36)%
1991...................................  53.57%  30.47 %   50.10 %      24.07 %
1992...................................  30.25%   7.62 %   11.91 %      14.41 %
1993...................................  19.71%  10.08 %   13.95 %      14.84 %
1994...................................   8.59%   1.32 %   (3.58)%      (3.65)%
1995...................................  38.54%  37.58 %   30.94 %      21.07 %
1996*..................................  12.56%  13.50 %   12.39 %      10.37 %
Annualized.............................  23.18%  13.63 %   15.05 %      10.88 %
Cumulative**........................... 308.50% 136.93 %  157.67 %     100.74 %
Value of $1 invested during
  1/1/90-9/30/96.......................  $4.08   $2.37     $2.58        $2.01

-----------

* Three quarters through 9/30/96. Mr. Bosse was a Portfolio Manager and Di-rector of Equity Research at ARCO Investment Management Company until Sep-tember 30, 1996.

** Inception 1/1/90 thru 9/30/96.

Notes:

1. The separately managed account managed by Mr. Bosse was for ARCO Investment Management Company. Mr. Bosse was the portfolio manager for the entire pe-riod indicated.

2. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Ad-ministration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, in-cluding cash, cash equivalents, short term investments, and securities val-ued at current market prices.

3. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1990 had grown to $4.08 by September 30, 1996.

4. The S&P 500 INDEX is an unmanaged index which assumes reinvestment of divi-dends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite perfor-mance numbers set forth above.

5. S&P 400 MID CAP INDEX consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

6. LIPPER CAPITAL APPRECIATION FUNDS INDEX--An index which aims at maximum capital appreciation, frequently by means of 100% or more portfolio turn-over, leveraging, purchasing unregistered securities, purchasing options, etc.

7. The imputed average annual management fee over the period shown (1/1/90-9/30/96) was 1.00% or 100 basis points, based on the maximum fee schedule for NWQ's equity accounts of 1.00% per annum. Net returns to investors vary depending on the management fee.

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Value Equity Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Value Equity Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Value Equity Portfolio. Further, the separately managed accounts are not subject to investment limitations, diver-sification requirements and other restrictions imposed by the 1940 Act and In-ternal Revenue Code; such conditions, if applicable, may have lowered the re-turns for separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the re-turn an investor might achieve by investing in the Value Equity Portfolio.

           NWQ INVESTMENT MANAGEMENT COMPANY--VALUE EQUITY STRATEGY
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                             NWQ
                                                          INVESTMENT   S&P
                                                          MANAGEMENT   500
YEARS THROUGH:                                             COMPANY    INDEX
--------------                                            ----------  ------
1982.....................................................     45.24%   21.54%
1983.....................................................     22.06%   22.55%
1984.....................................................      7.05%    6.27%
1985.....................................................     29.70%   31.73%
1986.....................................................     26.59%   18.66%
1987.....................................................     (0.24)%   5.25%
1988.....................................................     19.51%   16.61%
1989.....................................................     33.33%   31.69%
1990.....................................................     (2.21)%  (3.10)%
1991.....................................................     29.54%   30.47%
1992.....................................................      1.31%    7.62%
1993.....................................................     17.50%   10.08%
1994.....................................................      (.79)%   1.32%
1995.....................................................     30.91%   37.58%
1996.....................................................     22.26%   22.96%
Year to Date through 3/31/97.............................      1.68%    2.68%
Annualized...............................................     17.73%   16.70%
Cumulative*..............................................  1,105.87%  954.08%
Fifteen-Year Mean (1/1/82-3/31/97........................     18.78%   17.42%
Value of $1 invested during fifteen years
  (1/1/82-3/31/97).......................................    $12.06   $10.54

-----------

* Since inception 1/1/82.

Notes:
1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Ad-ministration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, in-cluding cash, cash equivalents, short term investments, and securities val-ued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1982 had grown to $12.06 by March 31, 1997.

3. The FIFTEEN-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.
4. The S&P 500 INDEX is an unmanaged index which assumes reinvestment of divi-dends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance num-bers set forth above.

5. The Adviser's average annual management fee over the period shown (1/1/82-3/31/97) was 1.00% or 100 basis points. Based on the maximum fee schedule for NWQ's equity and balanced accounts of 1.00% per annum. Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fees are the following percentages of aggregate net assets:

                                                                           RATE
                                                                           ----
   Balanced Portfolio..................................................... 0.06%
   Small Cap Value Portfolio.............................................. 0.04%
   Special Equity Portfolio............................................... 0.04%
   Value Equity Portfolio................................................. 0.04%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Distribution Agreement (the "Agree-ment"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfolios' In-stitutional Class Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are not parties to the Agreement or interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its Prospec-tuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS
  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Portfolios. These Agreements direct the Adviser to use its best efforts to ob-tain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios in addition to required Ad-viser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with a $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. At its discretion, the Board of Direc-tors may create additional Portfolios and Classes of shares of the Fund.

  The shares of each Portfolio are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. As of May 30, 1997, Nabank & Co., Tulsa, OK held of record 50.4% of the outstanding shares of the NWQ Balanced Portfolio Institutional Class Shares for which ownership is dis-claimed or presumed disclaimed; and Charles Schwab & Co., Inc., San Francisco, CA held of record 29.9% of the outstanding shares of the NWQ Value Equity Portfolio Institutional Class Shares for which ownership is disclaimed or pre-sumed disclaimed. The persons or organizations owning 25% or more of the out-standing shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organi-zations could have the ability to vote a majority of the shares of the Portfo-lio on any matter requiring the approval of shareholders of such Portfolio. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center. Annual meetings will not be held except as re-quired by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is re-quested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or phone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee U.S. Government Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 MJI International Equity Portfolio

 NWQ Balanced Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio

 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

                                  APPLICATION
                          INSTITUTIONAL CLASS SHARES

UAM FUNDS
REGULAR MAIL: UAM Funds          EXPRESS MAIL: UAM Funds                              FOR HELP WITH THIS APPLICATION, OR FOR MORE
              P.O. Box 2798                    73 Tremont Street, 9th Floor       INFORMATION, CALL US TOLL FREE: 1-800-638-7983.
              Boston, MA 02208-2798            Boston, MA 02108-3913

                  Distributed by UAM Fund Distributors, Inc.

 BEFORE YOU COMPLETE THE APPLICATION, PLEASE BE SURE TO READ THE INSTRUCTIONS
                             ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
 1  YOUR ACCOUNT REGISTRATION (Check one box.)
--------------------------------------------------------------------------------
[_] Individual or Joint Account

    --------------------------------------------------------------------
    Owner's Name: First, Initial, Last

                                                 -     -
                                     --------------------------------------
                                     Owner's Social Security Number

    --------------------------------------------------------------------
    Joint Owner's Name: First, Initial, Last

                                                 -     -
                                     --------------------------------------
                                     Joint Owner's Social Security Number

    Joint accounts will be registered joint tenants with right of survivorship unless otherwise indicated.

[_] Trust         [_] Exempt         [_] Non-Exempt         [_] Qualified Plan

    --------------------------------------------------------------------
    Trustee(s)' Name

    --------------------------------------------------------------------
    Name of Trust Agreement

    --------------------------------------------------------------------
    Beneficiary's Name

          -
    -------------------------------    ---------------------------------
    Taxpayer's ID                      Date of Trust Agreement

[_] Corporation, Partnership or Other Entity

    Type:   [_]  Corp.   [_]  Partnership    [_]  Other

    --------------------------------------------------------------------
    Name of Corp. or Other Entity

          -                             [_]  Exempt    [_]  Non-Exempt
    -------------------------------
    Taxpayer ID Number

    A Corporate Resolution Form is required.

--------------------------------------------------------------------------------
 2  ADDRESS
--------------------------------------------------------------------------------

    --------------------------------------------------------------------
    Street or P.O. Box Number

    --------------------------------------------------------------------
    City                State                           Zip Code

    (      )                           (      )
    -------------------------------    ---------------------------------
    Daytime Phone                      Evening Phone

    Citizenship:  [_] U.S.   [_] Resident-    [_] Non-          ---------------
                                 Alien            Resident      Specify Country
                                                  Alien

--------------------------------------------------------------------------------
 3  INVESTMENT
--------------------------------------------------------------------------------

Fill in the name of the Portfolio EXACTLY AS IT APPEARS ON THE FRONT OF THE PROSPECTUS.

                                                        $
----------------------------------------                 -------------
                                                        $
----------------------------------------                 -------------
                                   TOTAL                $
                                                         -------------

--------------------------------------------------------------------------------
 4  METHOD OF PAYMENT
--------------------------------------------------------------------------------

 A.[_] Check (payable to UAM Funds) An Account No. will be assigned.

 B.[_] This application confirms my prior wire purchase on (date): _____________ I was assigned the following wire reference control number:____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 5  DISTRIBUTIONS
--------------------------------------------------------------------------------
 Unless otherwise instructed, all distributions will be reinvested in additional shares.
 All dividends are to be               [_] reinvested   [_] paid in cash
 All capital gains are to be           [_] reinvested   [_] paid in cash

--------------------------------------------------------------------------------
 6  TELEPHONE REDEMPTION AND EXCHANGE
--------------------------------------------------------------------------------
I/We authorize Chase Global Funds Services Company to honor any request(s) believed to be authentic for the following:
[_] Telephone Exchange                [_] Telephone Redemption
 [_] a. Mail proceeds to name and address in which account is registered.
 [_] b. Wire redemption proceeds to bank indicated below.
                A VOIDED CHECK OR DEPOSIT SLIP MUST BE ATTACHED.

--------------------------------------------------------------------------------
Bank Name

--------------------------------------------------------------------------------
Bank Address
                                       (      )
------------------------------------   -----------------------------------------
Account Number                         Bank Phone

--------------------------------------------------------------------------------
Name(s) in which Account is Registered

--------------------------------------------------------------------------------
Bank Transit Routing Number (ABA #)

--------------------------------------------------------------------------------
 7 OPTIONAL INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Owner's Occupation                        Owner's Date of Birth

--------------------------------------------------------------------------------
Employer's Name

--------------------------------------------------------------------------------
Employer's Address

--------------------------------------------------------------------------------
Joint Owner's Occupation                Joint Owner's Date of Birth

--------------------------------------------------------------------------------
Joint Owner's Employer's Name

--------------------------------------------------------------------------------
Joint Owner's Employer's Address
--------------------------------------------------------------------------------
 8  SIGNATURE(S)
--------------------------------------------------------------------------------
 . I/We have full authority and legal capacity to purchase Fund shares.
 . I/We have received the current Prospectus of the Portfolio(s) and agree to be bound by its (their) terms.
--------------------------------------------------------------------------------
 . UNDER PENALTY OF PERJURY, I/WE ALSO CERTIFY THAT --
  A. THE NUMBER SHOWN ON THIS FORM IS A CORRECT TAXPAYER ID NUMBER OR SOCIAL SECURITY NUMBER.
  B. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (I) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (II) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM "B" IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.)
--------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


-------------------------------------------------    ---------------------------
Signature (Owner, Trustee, etc.)                     Date

-------------------------------------------------    ---------------------------
Signature (Joint Owner, Co-trustee, etc.)            Date


--------------------------------------------------------------------------------
 9  INTERESTED PARTY/BROKER-DEALER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address            City                 State                    Zip Code
--------------------------------------------------------------------------------

                                                       UAM Funds Service Center

                           APPLICATION INSTRUCTIONS
-------------------------------------------------------------------------------
 IF YOU NEED ASSISTANCE, A REPRESENTATIVE OF UAM FUNDS WILL BE PLEASED TO HELP
                 YOU. OUR TOLL-FREE NUMBER IS 1-800-638-7983.
-------------------------------------------------------------------------------

 1 NEW ACCOUNT APPLICATION. An account can be registered as only one of the following:


 . individual      Supply the Social Security Number of the registered account
 . joint tenants   owner who is to be taxed.

 . a trust         Supply the Taxpayer Identification Number of the legal entity
 . a corporation, or organization that will report income and/or capital gains. partnership, organization, fiduciary

Please check the box that corresponds with the type of account you are opening and fill in the required information exactly as you wish it to appear on the account.

REDEMPTION AUTHORIZATIONS. Corporations, other organizations, trusts and fidu-ciaries will be required to furnish additional paperwork to authorize redemp-tions. Call a representative of UAM Funds at 1-800-638-7983 for more informa-tion.

 2 YOUR MAILING ADDRESS. Please be sure to provide us with the address at which you wish to receive your mail.

 3 YOUR INVESTMENT. Please be sure to indicate the total amount invested. For more than two investments, please attach a separate sheet or an additional application.

 4 ESTABLISHING YOUR ACCOUNT.

   A. Section 4A lets you open your account by check. Your check(s) should be made payable to UAM Funds. Be sure to enclose your check(s) with this ap-plication.

   B. If you are confirming a new Fund purchase previously made by wire, be sure to fill in Section 4B and provide the wire reference control number you were assigned at the time of this purchase. A completed application must follow all wire purchases.

   All applications are subject to acceptance by UAM Funds.

 5 RECEIVING YOUR DIVIDENDS AND CAPITAL GAINS. Check the distribution option you prefer. If you do not select an option, all dividends and capital gains will be reinvested in your account.

 6 TELEPHONE REDEMPTION AND EXCHANGE. Telephone redemption proceeds mailed to a shareholder will be sent only to the address listed on the account. The Funds' bank wire feature is available for redeeming out of your Fund ac-count to your bank account. Be sure to check with your bank for proper wiring instructions. The Funds require the transit/routing number of your bank or its correspondent if your bank is unable to receive wires direct-ly. Please complete Section 6 to add the bank wire feature.

   Telephone exchanges may be made only if a Fund holds all share certifi-cates and if the registration of the two accounts will be identical.

 7 EMPLOYMENT INFORMATION. It is required by the National Association of Se-curities Dealers, Inc. to request this information.

 8 YOUR SIGNATURE(S). Please be sure to sign this application. If the account is registered in the name of:

   . an individual, the individual should sign

   . joint tenants, both should sign

   . a trust or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity)

   . a corporation or other organization, an officer should sign (please indi-cate corporate office or title)

 9 INTERESTED PARTY/BROKER-DEALER. In addition to the account statement sent to your registered address, you may also have a monthly consolidated statement mailed to up to ten (10) interested parties. You may add a sheet with additional interested party names and addresses. This section should also be completed if you are investing through a Broker-Dealer.

                                 --IMPORTANT--

   REGULAR MAIL:  UAM Funds
                  P.O. Box 2798
                  Boston, MA 02208-2798

   EXPRESS MAIL:  UAM Funds
                  73 Tremont Street, 9th Floor
                  Boston, MA 02108-3913

   MORE QUESTIONS? Call a representative of UAM Funds at 1-800-638-7983.

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  NWQ Investment Management Company

  2049 Century Park East, 4th Floor

  Los Angeles, CA 90067
  (213) 624-6700

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  August  , 1997

  [LOGO OF UAM FUNDS APPEARS HERE]

  The NWQ Portfolios

  Institutional Service
  Class Shares


P R O S P E C T U S



                      August  , 1997

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                            THE NWQ PORTFOLIOS
                      INSTITUTIONAL SERVICE CLASS SHARES
             INVESTMENT ADVISER: NWQ INVESTMENT MANAGEMENT COMPANY

-------------------------------------------------------------------------------

                       PROSPECTUS -- AUGUST  , 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company, known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The Portfolios offered by this Prospectus presently offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata in-terests in their respective Portfolios and accrue dividends in the same man-ner, except that Service Class Shares bear fees payable by that class (at a rate of .40% per annum) to financial institutions for services they provide to shareholders of such shares. The securities offered hereby are shares of the Service Class Shares of four diversified Portfolios of the Fund managed by NWQ Investment Management Company.
  NWQ BALANCED PORTFOLIO. The objective of the NWQ Balanced Portfolio (the "Balanced Portfolio") is to achieve consistent, above-average returns with minimum risk to principal by investing primarily in a combination of invest-ment grade fixed income securities and common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

  NWQ SMALL CAP VALUE PORTFOLIO. The objective of the NWQ Small Cap Value Portfolio (the " Small Cap Value Portfolio") is to achieve long-term capital appreciation by investing primarily in small capitalization common stocks and other equity securities which, in the Adviser's opinion, are undervalued at the time of purchase.

  NWQ SPECIAL EQUITY PORTFOLIO. The objective of the NWQ Special Equity Port-folio (the "Special Equity Portfolio") is to achieve long-term capital appre-ciation by investing primarily in the common stock and other equity securities of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appreciation.
  NWQ VALUE EQUITY PORTFOLIO. The objective of the NWQ Value Equity Portfolio (the "Value Equity Portfolio") is to achieve consistent, superior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive indus-tries and which, in the Adviser's opinion, are undervalued at the time of pur-chase.

  There can be no assurance that any of the Portfolios will achieve its stated objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission ("SEC"). The SAI is dated August , 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone num-ber above.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   4
Risk Factors...............................................................   5
Financial Highlights.......................................................   6
Investment Objectives......................................................   7
Investment Policies........................................................   7
Other Investment Policies..................................................  11
Investment Limitations.....................................................  17
Purchase of Shares.........................................................  18
Redemption of Shares.......................................................  21
Service and Distribution Plans.............................................  23
Valuation of Shares........................................................  25
Performance Calculations...................................................  26
Dividends, Capital Gains Distributions and Taxes...........................  27
Investment Adviser.........................................................  28
Adviser's Historical Performance...........................................  29
Administrative Services....................................................  36
Distributor................................................................  37
Portfolio Transactions.....................................................  37
General Information........................................................  38
UAM Funds--Service Class Shares............................................  40

                                 FUND EXPENSES

  The following table illustrates the expenses and fees that shareholders of the Portfolios' Service Class Shares will incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                               SMALL CAP    SPECIAL EQUITY
                              BALANCED      VALUE PORTFOLIO   PORTFOLIO      VALUE EQUITY
                          PORTFOLIO SERVICE  SERVICE CLASS  SERVICE CLASS  PORTFOLIO SERVICE
                            CLASS SHARES        SHARES          SHARES       CLASS SHARES
                          ----------------- --------------- -------------- -----------------
Sales Load Imposed on
  Purchases.............        NONE             NONE            NONE            NONE
Sales Load Imposed on
  Reinvested Dividends..        NONE             NONE            NONE            NONE
Deferred Sales Load.....        NONE             NONE            NONE            NONE
Redemption Fees.........        NONE             NONE            NONE            NONE
Exchange Fees...........        NONE             NONE            NONE            NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                               SMALL CAP    SPECIAL EQUITY
                              BALANCED      VALUE PORTFOLIO   PORTFOLIO      VALUE EQUITY
                          PORTFOLIO SERVICE  SERVICE CLASS  SERVICE CLASS  PORTFOLIO SERVICE
                            CLASS SHARES        SHARES          SHARES       CLASS SHARES
                          ----------------- --------------- -------------- -----------------
Investment Advisory
  Fees..................         0.70 %+          1.00 %+        0.85 %+          0.70 %+
Administrative Fees.....         0.84 %           0.15 %         0.15 %           3.14 %
12b-1 Fees (Including
  Shareholder
  Servicing Fees)**.....         0.40 %           0.40 %         0.40 %           0.40 %
Other Expenses..........         0.61 %           0.22 %         0.22 %           1.99 %
Advisory Fees Waived and
  Expenses Assumed......        (1.15)%          (0.17)%        (0.07)%          (4.83)%
                                -----            -----          -----            -----
Total Operating Expenses
  (After Fee Waivers and
  Expenses Assumed).....         1.40 %+*         1.60 %+*       1.55 %+*         1.40 %+*
                                =====            =====          =====            =====

-----------

 + Until February 28, 1998, the Adviser has voluntarily agreed to waive all or part of its advisory fee for each Portfolio and to assume operating ex-penses otherwise payable by the Portfolios, if necessary, in order to keep the total annual operating expenses for the Balanced, Small Cap Value, Spe-cial Equity and Value Equity Portfolios' Service Class Shares from exceed-ing 1.40%, 1.60%, 1.55% and 1.40%, respectively, of average daily net as-sets. It is estimated that without waiving fees and assuming expenses, the total annual operating expenses for the Balanced and Value Equity Portfo-lios' Service Class Shares for the fiscal year ended October 31, 1996 would have been 2.55% and 6.23%, respectively, of average daily net assets. The Small Cap Value, Special Equity and Value Equity Portfolios' Service Class Shares were not yet operational as of October 31, 1996. The Fund will not reimburse the Adviser for advisory fees waived or for expenses that the Ad-viser may bear on behalf of the Portfolios for a given fiscal year.

 * The annualized Total Operating Expenses includes the effect of expense off-sets. If expense offsets were excluded, the annualized Total Operating Ex-penses of the Balanced Portfolio's Service Class Shares would be 1.41%. The Small Cap Value, Special Equity, and Value Equity Portfolios' Service Class Shares were not yet operational as of October 31, 1996.
** The Service Class Shares may bear service fees of 0.25% and distribution fees and expenses of up to 0.15%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (See "SERVICE AND DISTRIBUTION PLANS.")

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees illustrated above are based on the operations of the Balanced and Value Equity Portfolios' Institutional Class Shares during the fiscal year ended October 31, 1996, except that such infor-mation has been restated to reflect 12b-1 fees and current administrative fees. (See "ADMINISTRATIVE SERVICES" herein and in the SAI.) The fees and ex-penses for the Small Cap Value and Special Equity Portfolios' Service Class Shares are estimates based on the assumption that each Portfolio's Service Class Shares will have average net assets of $25 million. It is estimated that without waiving fees the Total Operating Expenses of the Small Cap Value and Special Equity Portfolios' Service Class Shares would be 1.77% and 1.62%, re-spectively, of average daily net assets.

  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
   Balanced Portfolio Service Class Shares....  $14     $45     $77     $168
   Small Cap Value Portfolio Service Class
     Shares...................................  $17     $54       *        *
   Special Equity Portfolio Service Class
     Shares...................................  $16     $49       *        *
   Value Equity Portfolio Service Class
     Shares...................................  $14     $45       *        *

-----------

* As the Small Cap Value, Special Equity, and Value Equity Portfolios' Service Class Shares were not yet operational as of October 31, 1996, the Fund has not projected expenses beyond the three year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

  The information set forth in the above table and example relates only to Service Class Shares of the Portfolios, which shares are subject to different total fees and expenses than Institutional Class Shares. Broker-dealers or other financial intermediaries ("Service Agents") may charge other fees to their customers who are beneficial owners of Service Class Shares in connec-tion with their customer accounts. See "SERVICE AND DISTRIBUTION PLANS."

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  NWQ Investment Management Company (the "Adviser"), an investment counseling firm established in 1982, serves as investment adviser to the NWQ Portfolios. The Adviser presently manages $6.5 billion in assets for institutions and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for each Portfolio is $2,500. The minimum for subsequent investments is $100. Certain exceptions to the initial minimum in-vestment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will also distribute any realized net capital gains annually. Distributions will be reinvested in each Portfolio's shares unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The Balanced and Special Equity Portfolios may each invest in securities rated lower than Baa by Moody's In-vestors Services, Inc. or BBB by Standard & Poor's Corporation. These securi-ties carry a high degree of credit risk, and are considered speculative by the major credit rating agencies and are sometimes referred to as "junk bonds". (See "INVESTMENT POLICIES."); (2) The fixed income securities held by the Bal-anced and Special Equity Portfolios will be affected by general changes in in-terest rates that may result in an increase or decrease in the value of the obligations held by the Portfolios. The value of the securities held by the Portfolios can be expected to vary inversely with the changes in interest rates; as interest rates decline, market value tends to increase and vice versa; (3) Each Portfolio may invest in securities of foreign issuers which may involve greater risks than investments in domestic securities, such as foreign currency risks. (See "INVESTMENT POLICIES" and "FOREIGN INVESTMENTS");
(4) Common stock of companies which have small market capitalization, in which the Small Cap Value Portfolio will invest, may exhibit greater market volatil-ity than common stock of companies with larger capitalization; (5) The Special Equity Portfolio may invest a portion of its assets in derivatives including futures contracts and options. (See "FUTURES CONTRACTS AND OPTIONS."); (6) Each Portfolio may use various investment practices including investing in re-purchase agreements, when-issued, forward delivery and delayed settlement se-curities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS
                             SERVICE CLASS SHARES

  The following tables provide selected per share information for a share out-standing throughout each period presented of the Balanced Portfolio's Service Class Shares and is part of the Portfolio's Financial Statements, which are included in the Portfolio's 1996 Annual Report to Shareholders. The Financial Statements are incorporated into the Fund's SAI. The Portfolio's Financial Statements have been audited by Price Waterhouse LLP and the unqualified opin-ion on the Financial Statements is also incorporated into the SAI. Please read the following information in conjunction with the Portfolio's 1996 Annual Re-port to Shareholders. The Small Cap Value, Special Equity, and Value Equity Portfolios' Service Class Shares were not operational as of October 31, 1996.

                                                             BALANCED PORTFOLIO
                                                                  SERVICE
                                                                CLASS SHARES
                                                             ------------------
                                                             JANUARY 22, 1996**
                                                                     TO
                                                              OCTOBER 31, 1996
                                                             ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 11.57
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................................         0.21
  Net Realized and Unrealized Gain (Loss) on Investments....         0.78
                                                                  -------
    Total from Investment Operations........................         0.99
                                                                  -------
DISTRIBUTIONS
  Net Investment Income.....................................        (0.19)
  Net Realized Gain.........................................          --
                                                                  -------
    Total Distributions.....................................        (0.19)
                                                                  -------
NET ASSET VALUE, END OF PERIOD..............................      $ 12.37
                                                                  =======
TOTAL RETURN+...............................................         8.60%
                                                                  =======
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands).....................      $19,999
  Ratio of Expenses to Average Net Assets...................         1.41%*
  Ratio of Net Investment Income to Average Net Assets......         2.39%*
  Portfolio Turnover Rate...................................           31%
  Average Commission Rate#..................................      $0.0717
  Voluntary Waived Fees and Expenses Assumed by the Advisor
    Per Share...............................................        $0.09
  Ratio of Expenses to Average Net Assets Including Expense
    Offsets.................................................         1.40%*

-----------
*   Annualized.
**  Initial offering of Institutional Service Class shares.
+ Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose their average commission rate per share it paid for portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVES

  The objective of the BALANCED PORTFOLIO is to achieve consistent, above-av-erage returns with minimum risk to principal by investing primarily in a com-bination of investment grade fixed income securities and common stocks of com-panies with above-average statistical value in fundamentally attractive indus-tries and which, in the Adviser's opinion, are undervalued at the time of pur-chase.

  The objective of the SMALL CAP VALUE PORTFOLIO is to achieve long-term capi-tal appreciation by investing primarily in small capitalization common stocks and other equity securities which, in the Adviser's opinion, are undervalued at the time of purchase.

  The objective of the SPECIAL EQUITY PORTFOLIO is to achieve long-term capi-tal appreciation by investing primarily in the common stock and other equity securities of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appre-ciation.

  The objective of the VALUE EQUITY PORTFOLIO is to achieve consistent, supe-rior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

                              INVESTMENT POLICIES

  THE BALANCED PORTFOLIO is designed to provide shareholders with a single in-vestment portfolio which combines the Adviser's equity strategy, fixed income strategy and active asset allocation decisions. The Adviser's asset allocation discipline recognizes the advantage of varying the asset mix among asset clas-ses and is neither limited to the return, nor subject to the risks, of a sin-gle asset class. The allocation process focuses on expected returns of each asset class relative to the other asset classes, monetary conditions, and the economic outlook. The Adviser actively adjusts the mix of common stocks, bonds and cash equivalents in a disciplined manner designed to maximize the Portfo-lio's return and limit the volatility of that return.

  The Portfolio intends to achieve its objective by investing in a diversified portfolio of common stocks and investment grade fixed income securities. The proportion of the Portfolio's assets invested in fixed income or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, however, is expected to be 60% in common stocks, 30% in fixed income securi-ties and 10% in cash and cash equivalents. However, the percentage of the Portfolio's assets committed to different securities may range as follows: 30% to 75% in common stocks, 25% to 50% in fixed income securities, and 0% to 45% in cash and cash equivalents. The Portfolio will invest at least 25% of its assets in fixed in-come senior securities.

  The Adviser's selection process of common stocks for the Portfolio is de-signed to identify securities which are undervalued and are within fundamen-tally attractive industries. The Portfolio will invest in individual common stocks, either listed on a national exchange or traded over-the-counter, of companies with medium to large market capitalizations. However, up to 10% of the total assets of the Portfolio may be invested in common stocks of compa-nies with market capitalizations of less than $500 million. Additionally, the Portfolio may invest up to 20% of its total assets in shares of foreign compa-nies traded on U.S. exchanges through sponsored and unsponsored American De-positary Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS" for a de-scription of the risks involved.) Common stocks are selected using approaches identical to those implemented for the Value Equity Portfolio described below.

  The Adviser uses an active fixed income strategy seeking to benefit during periods of declining interest rates by increasing investment exposure and ex-tending security maturities. During a rising rate environment, maturities are shortened and exposure decreased to avoid capital loss. Value is added through actively adjusting portfolio duration. Average duration may range from one to ten years and maturities may range from one to thirty years.

  The Portfolio will invest in fixed income securities of primarily investment grade which include securities of or guaranteed by the U.S. Government and its agencies or instrumentalities, corporate bonds, mortgage-backed securities, variable rate debt securities, asset-backed securities and various short-term instruments as described under "OTHER INVESTMENT POLICIES." Investment grade securities are considered to be those rated either Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"). The Portfolio may purchase any other publicly or privately placed unrated security which in the Adviser's opinion, is of equiv-alent quality to securities rated investment grade. Securities rated Baa by Moody's or BBB by S&P may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer for the timely payment of principal. The Portfolio may also invest up to 10% of its total assets in securities rated less than BBB by S&P or Baa by Moody's. Securities rated below Baa by Moody's or BBB by S&P are commonly referred to as "junk bonds."

  It is the Adviser's intention that the Portfolio's fixed income investments will be limited to the ratings categories described above. However, the Ad-viser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, the retention of the securities is warranted. The SAI for the Portfolios contains a description of corporate bond ratings.

  THE SMALL CAP VALUE PORTFOLIO seeks to achieve its objective by investing at least 65% of its total assets, under normal circumstances, in common stocks and other equity securities of companies with market capitalizations of $50 million to $1 billion. The Portfolio may also invest in convertible bonds, convertible preferred stock, rights and warrants to purchase common stocks, and ADRs.

  The Adviser utilizes top-down or macroeconomic analysis to identify indus-tries which should benefit from major economic trends that ideally last five to seven years. A combination of this top-down discipline with rigorous fundamen-tal or bottom-up company analysis is used to seek to achieve the Portfolio's objective. The Adviser's small cap stock selection process combines qualitative and quantitative valuation criteria. On a qualitative and fundamental basis, the Adviser analyzes such factors as management quality, restructuring opportu-nities, improving industry fundamentals, insider stock ownership, "franchise" strength, and competitive position. On a quantitative basis, valuation of stocks is based on statistical measures such as current and normalized earnings power, price-to-book value, dividend yield, price-to sales, and price-to-cash flow. The Adviser extensively analyzes companies' financial statements for signs of eroding quality of earnings, in order to avoid securities of companies with deteriorating financial prospects. In addition to quantitative evaluation, the Adviser uses company visits, as well as interviews with management and ana-lysts.

  The Adviser anticipates that the majority of the investments in the Portfolio will be in United States based companies. However, from time to time, securi-ties of foreign based companies may be purchased, if they pass the selection process outlined above. The Portfolio may invest up to 20% of its total assets in shares of foreign companies traded on U.S. exchanges or through sponsored or unsponsored ADRs which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS" for a description of the risks involved.)

  The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in short-term money market instruments when market or economic conditions warrant it. See "SHORT-TERM INVESTMENTS" for a description of the types of short-term instruments in which the Portfolio may invest. When the Portfolio is in a temporary defensive position, it may not necessarily be pur-suing its stated investment objective.

  THE SPECIAL EQUITY PORTFOLIO seeks to achieve its objective by investing, un-der normal circumstances, at least 65% of its total assets in equity securi-ties. The Portfolio will invest primarily in common stock, but it also may in-vest in preferred stock, securities convertible or exchangeable into common stock, ADRs and foreign securities, and rights and warrants to purchase common stocks. The Portfolio may also invest in fixed income securities. The fixed in-come securities in which the Portfolio may, under normal circumstances, invest up to 35% of its total assets are selected using the criteria and ratings discussed above with respect to the Balanced Portfolio except that the Portfolio may invest up to 15% of its total assets in securities rated less than BBB by S&P or Baa by Moody's which are commonly referred to as "junk bonds". The Portfolio may enter into futures contracts and options. (See "OTHER INVESTMENT POLICIES" for a discussion of these instruments.)

  The Portfolio invests in cyclical industry companies during periods when the securities of such companies appear to have strong potential for capital ap-preciation. The Portfolio also invests in securities of "special situation" companies which, the Adviser believes, have potential for significant future earnings growth but have not performed well in the recent past. These situa-tions may include companies with management turnaround trends, corporate or asset restructuring, or significantly undervalued assets.

  The universe from which the Adviser selects securities includes those issued by companies of varying capitalization. The Adviser identifies potentially un-dervalued securities by applying statistical measures designed to reveal value on an absolute and relative basis. Such statistical measures include key fi-nancial ratios such as price-to-earnings, price-to-book value, and price-to-cash flow. It also evaluates the issuers of such securities on the basis of management strength, inside ownership, and competitive structure. The Adviser places emphasis on normalized earnings, price-to-cash flow ratios, relative value, and whether the security's issuer is in an industry that is likely to benefit from long-term fundamental improvements such as restructuring, turn-around trends or consolidation trends.

  While the Adviser anticipates that the majority of the assets in the Portfo-lio will be U.S. dollar-denominated securities, it may also invest 35% of its total assets in equity securities and fixed income obligations of foreign gov-ernments, agencies, or corporations denominated either in U.S. dollars or for-eign currencies. Such investments may be made directly in foreign securities or through sponsored and unsponsored ADRs which are U.S. domestic securities representing ownership rights in foreign companies. The credit quality stan-dards applied to foreign obligations are the same as those applied to the se-lection of U.S. fixed income securities as noted above. (See "FOREIGN INVEST-MENTS" for a description of the risks involved.)

  The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in short-term money market instruments when market or eco-nomic conditions warrant it. See "SHORT-TERM INVESTMENTS" for a description of the types of short-term instruments in which the Portfolio may invest. When the Portfolio is in a temporary defensive position, it may not necessarily be pursuing its stated investment objective.

  THE VALUE EQUITY PORTFOLIO seeks to achieve its objective by investing, un-der normal circumstances, at least 65% of its total assets in common stocks of compa-nies with above-average statistical value which are in fundamentally attrac-tive industries and which in the Adviser's opinion are undervalued at the time of purchase. The Portfolio may also invest in other equity-related securities consisting of convertible bonds, convertible preferred stocks, rights and war-rants. The Adviser will select from a universe of 1100 companies of medium to large capitalization. Companies with market capitalization under $500 million will be limited to 10% of the Portfolio's total assets. Statistical measures are applied to screen for the companies with the best value characteristics such as below average price-to-earnings and price-to-book ratios, above-aver-age dividend yield and strong financial stability. The process is differenti-ated from other value-oriented investment managers in the following ways: the use of normalized earnings to value cyclical companies, a focus on quality of earnings, investment in relative value, and concentration in industries/sectors having strong long-term fundamentals.

  As part of the multi-disciplined approach to capturing value, the Adviser strives to identify market sectors early in their cycle of fundamental im-provement, investor recognition and market exploitation. Industry fundamentals used in the decision making process are business trend analysis to analyze in-dustry and company fundamentals for the impact of changing worldwide product demand/supply, direction of inflation and interest rates, and expansion/contraction of business cycles. Following this phase, approximately 200 companies that have above-average statistical value and are in a sector identified as having positive fundamentals on a secular basis will be actively followed by the Adviser. Company visits and interviews with management provide the fundamental research to verify the value in these potential investments. The Adviser utilizes in-house research capabilities in addition to Wall Street and numerous independent firms for economic, industry and securities research. The Portfolio will be concentrated in those industries with positive fundamen-tals and likewise will minimize risk by avoiding industries with deteriorating secular fundamentals.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased if they pass the selection process outlined above. The Portfolio may invest up to 20% of its total assets in shares of foreign companies traded on U.S. exchanges or through sponsored and unsponsored ADRs which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS" for a description of the risks involved.)

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, each Portfolio may invest a por-tion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the SEC to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for invest-ment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collater-alized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agree-ment may cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also in-cur disposition costs in liquidating the collateral. While the Fund's manage-ment acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring proce-dures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agree-ments on a joint basis. By entering into joint repurchase agreements, a Port-folio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. Such transactions will be limited to no more than 10% of the equity portion of each Portfolio's assets. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be ex-pected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the second-ary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to any of the above transactions. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either ma-ture or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a de-layed delivery basis prior to the time delivery is made, although a Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio engages in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  Portfolio turnover for the Balanced and Value Equity Portfolios will approx-imate 50%; for the Small Cap Value and Special Equity Portfolios, it will ap-proximate 75% and 100%, respectively. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more infor-mation on taxation.) The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Finan-cial Highlights" presents the Balanced Portfolio's historical portfolio turn-over rate for the period ended October 31, 1996.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS

  Investing in foreign securities, including ADRs, may involve additional risks and considerations which are not typically associated with investing in securities issued by U.S. companies. Since stocks of foreign companies are normally denominated in foreign currencies, a Portfolio may be affected favor-ably or unfavorably by changes in currency rates and in exchange control regulations, and may in-cur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, in cer-tain foreign countries, there is the possibility of expropriation or confisca-tory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of se-curities by a foreign issuer (the "underlying issuer") and deposited with the depositary. While ADRs are U.S. dollar-denominated, the underlying companies are still subject to the risks above.

  ADRs may be "sponsored" or "unsponsored". Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying is-suer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited security or pool of securities.

FUTURES CONTRACTS AND OPTIONS

  In order to remain fully invested and to reduce transaction costs, the Spe-cial Equity Portfolio may invest in stock index, interest rate and currency futures contracts; related options on such futures contracts; and options on equity securities. These instruments are commonly referred to as "deriva-tives." Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or bas-ket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option. The Portfolio may use these instruments to hedge against changes in securities prices, interest rates, or foreign cur-rency exchange rates or as part of its overall investment strategy. Because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of futures and options to facilitate cash flows may reduce the Portfolio's overall transaction costs.

  The Portfolio may buy or sell futures contracts and options and write cov-ered call and put options on a security, index or currency including futures and options traded on foreign exchanges and options not traded on exchanges. Over-the-counter options differ from exchange-traded options in that they are two party contracts negotiated between buyer and seller and generally do not have as much market liquidity as traded options. The Portfolio may be required to treat over-the-counter options purchased as illiquid as well as securities being used to cover certain written over-the-counter options. The Portfolio's SAI contains further information on each of these instruments and the risks associated with them.

  The Portfolio may enter into futures contracts and options for bonafide hedging purposes only and for other purposes so long as aggregate initial mar-gins and premiums required in connection with non-hedging positions do not ex-ceed 5% of the Portfolio's total assets. The Portfolio will maintain assets sufficient to meet its obligations under such contracts in a segregated ac-count with the Fund's custodian bank consisting of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contract or option.

  Futures and options can be volatile and involve various degrees and types of risk. If the Adviser judges market conditions incorrectly or employs a strat-egy that does not correlate well with the Portfolio's investments, use of futures contracts and options could result in a loss. The Portfolio intends to enter into futures and options transactions only if there appears to be a liq-uid secondary market for such futures or options. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Therefore, the Portfolio could suffer a loss if it is unable to liquidate its position. Futures and options transactions in foreign markets are subject to the risk factors associated with foreign investments generally. (See "FOREIGN INVESTMENTS" for a description of the risks involved.)

RESTRICTED SECURITIES

  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Each of the Portfolios may invest up to 15% of its net assets in illiquid securities. The prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such secu-rities.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Fund's

Directors may change such policies without an affirmative vote of a majority of the outstanding voting securities of a Portfolio, as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of a single issuer (other than obligations issued by or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% (33 1/3% for the Small Cap Value and Special Equity Portfolios) of the Portfolio's gross assets valued at the lower of market or cost, and
      (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the Small Cap Value and Special Equity Portfolios) of its total assets at fair market value.

  The Portfolios' investment objectives and investment limitations (a), (b),
(d), (e) and (f)(i), set forth above, are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio. If a percentage limitation on investment or utilization of as-sets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares may be purchased through UAM Fund Distributors, Inc. (the "Distribu-tor") without a sales commission, at the net asset value per share next deter-mined after an order is received by the Fund or the designated Service Agent. (See "SERVICE AND DISTRIBUTION PLANS" and "VALUATION OF SHARES.") The required minimum initial investment for each Portfolio is $2,500. Certain exceptions may be determined by the officers of the Fund.

  The Portfolios issue two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfo-lio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear share-holder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans, and may in-clude transaction fees and/or service fees paid by the Fund from the Fund as-sets attributable to the Service Agent. It is possible that these fees would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or dif-ferent purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding fees and conditions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their custom-ers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application and mail it, together with a check pay-able to UAM Funds to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #0210-00021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring monies to the Custodian Bank using the instructions outlined above. When mak-ing additional investments, be sure that your account number, account name, and the name of the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the Fund by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. Eastern Time (ET) (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be is-sued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares is-sued in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of the exchange, such securities are eligible for in-vestment by the Portfolio (current market quotations must be read-ily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purposes upon the exchange, depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolios may be redeemed by mail or telephone at any time, without cost, at the net asset value next determined after receipt of the re-demption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instruction if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after re-ceipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities so received in pay-ment of redemptions.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Serv-ice Agent directly or through the Distributor. The Fund reimburses the Dis-tributor or the Service Agent for payments made at an annual rate of up to
0.25 of 1% of the average daily value of Service Class Shares owned by clients of the Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes per-sonal service and/or shareholder account maintenance and may constitute an ex-pense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for Servicing reflect actual expenses incurred up to the limit described herein.

  Servicing may include assisting clients in changing dividend options, ac-count designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks are engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a service agent, alternative means for continuing the servicing of its shareholders would be sought and the shareholder clients of the bank will remain Fund shareholders.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board of Directors, including a majority of the directors who are not "inter-ested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b-1 Directors"). The Plans may be termi-nated at any time by the vote of the Board or the 12b-1 Directors, or by the vote of a majority of the outstanding Service Class Shares of the Portfolio involved.

  While the Plans continue in effect, the selection of the 12b-1 Directors is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate .75% per annum of that Portfolio's net assets. The Board has currently limited aggregate payments under the Plans to .50% per annum of a Portfolio's net assets. Under the Plans, as implemented for the Portfolios' Service Class Shares, Distribution Plan expenses may be no more than 0.15% and Service Plan expenses may be no more than 0.25%, although the maximum limit may be paid following appropriate Board approval. The Dis-tribution Plan will permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who ren-der promotional and distribution services, for items such as advertising ex-penses, selling expenses, commissions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the Portfolios.

  Although the Plans may be amended by the Board of Directors, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Directors quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation ("UAM"), the parent company of UAMFSI and the Ad-viser, or any of their affiliates, may, at its own expense, compensate a Serv-ice Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such serv-ices arrangements, when in effect, are made generally available to all qualified service provid-ers. The Adviser may compensate its affiliated companies for referring invest-ors to the Portfolios.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the invested assets of Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compen-sates Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

EXCHANGE PRIVILEGE

  Service Class Shares of each Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be processed as of the close of business on the same day. Re-quests received after 4 p.m. ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permit-ted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An ex-change into another UAM Funds' Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  Each Portfolio's net asset value per share is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attributable to the class, by the total number of shares outstanding attributable to the class. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a U.S. securities exchange for which market quo-tations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at their closing price. Unlisted equity securi-ties and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign secu-rities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service distribution fees and any ad-ditional transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  Each Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute such gains annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of a Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by a Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be noti-fied annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  NWQ Investment Management Company was founded in 1982 and is located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067. The Adviser is a wholly-owned subsidiary of UAM and provides investment management services to institutional and high net worth individuals. As of the date of this Prospec-tus, the Adviser had over $6.5 billion in assets under management.

  Under Investment Advisory Agreements dated as of January 24, 1994 and August , 1997, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  An Investment Committee of the Adviser is responsible for the day-to-day management of the Balanced, Small Cap Value and Value Equity Portfolios.

  JON D. BOSSE, CFA, Portfolio Manager of the Special Equity Portfolio, has been a Managing Director of NWQ Investment Management Company since 1996. From 1986 to 1996, Mr. Bosse was a Portfolio Manager and Director of Equity Re-search at ARCO Investment Management Company.

  As compensation for its services as Adviser, each Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

   Balanced Portfolio..................................................... 0.70%
   Small Cap Value Portfolio.............................................. 1.00%
   Special Equity Portfolio............................................... 0.85%
   Value Equity Portfolio................................................. 0.70%

  The Adviser may waive advisory fees or assume operating expenses otherwise payable by a Portfolio in order to reduce the Portfolio's expense ratio. Until February 28, 1998, the Adviser has agreed to keep the total annual operating expenses of the Balanced, Small Cap Value, Special Equity and Value Equity Portfolios' Service Class Shares from exceeding 1.40%, 1.60%, 1.55%, and 1.40%, respectively, of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolios for a given fiscal year.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Balanced Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment re-turns of the Balanced Portfolio may differ from those of the separately man-aged accounts because such separately managed accounts may have fees and ex-penses that differ from those of the Balanced Portfolio. Further, the sepa-rately managed accounts are not subject to investment limitations, diversifi-cation requirements and other restrictions imposed by the 1940 Act and Inter-nal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Balanced Portfolio.

            NWQ INVESTMENT MANAGEMENT COMPANY -- BALANCED STRATEGY
                  (Percentage returns Net of Management Fees)

                                                      NWQ INVESTMENT   60/30/10
YEARS THROUGH:                                      MANAGEMENT COMPANY  INDEX
--------------                                      ------------------ --------
1982..............................................         33.61 %       23.62%
1983..............................................         16.65 %       16.72%
1984..............................................          7.29 %        9.43%
1985..............................................         24.50 %       26.14%
1986..............................................         25.17 %       16.78%
1987..............................................          5.57 %        5.80%
1988..............................................         11.76 %       12.91%
1989..............................................         22.05 %       24.01%
1990..............................................          0.89 %        1.56%
1991..............................................         23.07 %       23.68%
1992..............................................          3.74 %        7.26%
1993..............................................         16.75 %        9.70%
1994..............................................         (3.25)%        0.21%
1995..............................................         27.77 %       28.46%
1996..............................................         14.68 %       14.92%
Year to Date through 3/31/97......................          0.61 %        1.52%
Annualized........................................         14.65 %       14.27%
Cumulative*.......................................        704.85 %      664.99%
Fifteen-Year Mean (1/1/82-12/31/96)...............         15.35 %       14.75%
Value of $1 invested during fifteen years (1/1/82-
  3/31/97)........................................         $8.05         $7.68

-----------

* Since inception 1/1/82.

Notes:
1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Administration Institute, and the Investment Counsel Association of Ameri-ca. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1982 had grown to $8.05 by March 31, 1997.

3. The FIFTEEN-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.
4. The 60/30/10 INDEX is a weighted index comprised of 60% S&P 500 Index, 30% Lehman Brothers Government Corporate Index, 10% 3 Month Treasury Bills and is an unmanaged index which assumes reinvestment of dividends and is gen-erally considered representative of securities similar to those in-vested in by the Adviser for the purpose of the composite performance num-bers set forth above.

5. The Adviser's average annual management fee over the period shown (1/1/82-3/31/97) was .79% or 79 basis points. During the period, fees on the Ad-viser's individual accounts ranged from .27% to 1.00% (27 basis points to 100 basis points). Net returns to investors vary depending on the manage-ment fee.

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Small Cap Value Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Small Cap Value Portfolio may differ from those of the sepa-rately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Small Cap Value Portfolio. Further, the separately managed accounts are not subject to investment limitations, di-versification requirements and other restrictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not in-tended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Small Cap Value Port-folio.

       NWQ INVESTMENT MANAGEMENT COMPANY--SMALL CAP VALUE STRATEGY

               (Percentage returns Net of Management Fees)

                                           NWQ INVESTMENT RUSSELL    LIPPER
                                             MANAGEMENT    2000     SMALL CAP
QUARTERS THROUGH:                             COMPANY      INDEX   FUNDS INDEX
-----------------                          -------------- -------  -----------
3rd Qtr. '96..............................      4.94%       0.34 %     1.26 %
4th Qtr. '96..............................     11.19%       5.20 %    (0.95)%
1st Qtr. '97..............................      3.57%      (5.17)%    (9.42)%
Cumulative*...............................     20.85%       0.11 %    (9.15)%
Value of $1 invested during
  7/1/96-3/31/97..........................     $1.21       $1.01     $(0.91)

----------

* Since inception 7/1/96.

Notes:

1. The CUMULATIVE RETURN means that $1 invested in the composite account on July 1, 1996 had grown to $1.21 by March 31, 1997.

2. The RUSSELL 2000 INDEX consists of the 2,000 smallest of the 3,000 largest stocks. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 2,000 stocks in the Russell 2000 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the compos-ite performance numbers above.

3. LIPPER SMALL CAP FUNDS INDEX--An index which by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $1 billion at the time of purchase and is generally considered repre-sentative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers above.

4. The Adviser's average annual management fee over the period shown (7/1/96-3/31/97) was 1.00% or 100 basis points. Based on the maximum fee schedule for NWQ's equity accounts of 1.00% per annum. Net returns to investors vary depending on the management fee.

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Special Equity Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Special Equity Portfolio may differ from those of the sepa-rately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Special Equity Portfolio. Further, the separately managed accounts are not subject to investment limitations, di-versification requirements and other restrictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not in-tended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Special Equity Port-folio.

        NWQ INVESTMENT MANAGEMENT COMPANY--SPECIAL EQUITY STRATEGY

               (Percentage returns Net of Management Fees)

                                                                     LIPPER
                                         NWQ                        CAPITAL
                                      INVESTMENT         S&P 400  APPRECIATION
                                      MANAGEMENT S&P 500 MID CAP     FUNDS
QUARTERS THROUGH:                      COMPANY    INDEX   INDEX      INDEX
-----------------                     ---------- ------- -------  ------------
4th Qtr. '96.........................   13.57%     8.34%   6.06 %     3.89%
1st Qtr. '97.........................    0.75%     2.68%  (1.49)%     0.74%
Cumulative*..........................   14.43%    11.24%   4.48 %     4.66%
Value of $1 invested during
  10/1/96-3/31/97....................   $1.14     $1.11   $1.04      $1.05

----------

* Since inception 10/1/96.

Notes:

1. The CUMULATIVE RETURN means that $1 invested in the composite account on October 1, 1996 had grown to $1.14 by March 31, 1997.

2. The S&P 500 INDEX is an unmanaged index which assumes reinvestment of div-idends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite perfor-mance numbers set forth above.

3. S&P 400 MID CAP INDEX consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

4. LIPPER CAPITAL APPRECIATION FUNDS INDEX--An index which aims at maximum capital appreciation, frequently by means of 100% or more portfolio turn-over, leveraging, purchasing unregistered securities, purchasing options, etc.

5. The Adviser's average annual management fee over the period shown (10/1/96-3/31/97) was 1.00% or 100 basis points, based on the maximum fee schedule for NWQ's equity accounts of 1.00% per annum. Net returns to in-vestors vary depending on the management fee.

  Below are certain performance data provided by the Adviser pertaining to a separately managed account that was managed by Mr. Bosse at ARCO Investment Management Company with substantially similar (although not necessarily iden-tical) objectives, policies and strategies as those of the Special Equity Portfolio. The investment returns of the Special Equity Portfolio may differ from those of the separately managed account because such separately managed account may have had fees and expenses that differ from those of the Special Equity Portfolio. Further, the separately managed account was not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed account. During Mr. Bosse's tenure as the portfolio manager of the separately managed account, he was primarily responsible for the day-to-day management of the assets, and no other person had a significant role in achieving the separately managed account's performance. The Special Equity Portfolio and the separately managed account are separate investment vehicles. The results presented are not intended to predict or suggest the return to be experienced by the Special Equity Portfolio or the return or investor might achieve by investing in the Special Equity Portfolio.

                      ARCO VALUE EQUITY FUND RETURNS


               (Percentage returns Net of Management Fees)

                                        ARCO                         LIPPER
                                       VALUE    S&P     S&P 400     CAPITAL
CALENDAR YEARS                         EQUITY   500     MID CAP   APPRECIATION
  THROUGH:                              FUND   INDEX     INDEX    FUNDS INDEX
--------------                         ------  ------   -------   ------------
1990..................................   0.74%  (3.10)%  (5.13)%      (4.36)%
1991..................................  53.57%  30.47 %  50.10 %      24.07 %
1992..................................  30.25%   7.62 %  11.91 %      14.41 %
1993..................................  19.71%  10.08 %  13.95 %      14.84 %
1994..................................   8.59%   1.32 %  (3.58)%      (3.65)%
1995..................................  38.54%  37.58 %  30.94 %      21.07 %
1996*.................................  12.56%  13.50 %  12.39 %      10.37 %
Annualized............................  23.18%  13.63 %  15.05 %      10.88 %
Cumulative**.......................... 308.50% 136.93 % 157.67 %     100.74 %
Value of $1 invested during 1/1/90-
  9/30/96.............................  $4.08   $2.37    $2.58        $2.01

-----------

* Three quarters through 9/30/96. Mr. Bosse was a Portfolio Manager and Di-rector of Equity Research at ARCO Investment Management Company until Sep-tember 30, 1996.

** Inception 1/1/90 thru 9/30/96.

Notes:

1. The separately managed account managed by Mr. Bosse was for ARCO Invest-ment Management Company. Mr. Bosse was the portfolio manager for the en-tire period indicated.

2. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Administration Institute, and the Investment Counsel Association of Ameri-ca. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at current market prices.

3. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1990 had grown to $4.08 by September 30, 1996.

4. The S&P 500 INDEX is an unmanaged index which assumes reinvestment of div-idends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite perfor-mance numbers set forth above.

5. S&P 400 MID CAP INDEX consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

6. LIPPER CAPITAL APPRECIATION FUNDS INDEX--An index which aims at maximum capital appreciation, frequently by means of 100% or more portfolio turn-over, leveraging, purchasing unregistered securities, purchasing options, etc.

7. The imputed average annual management fee over the period shown (1/1/90-9/30/96) was 1.00% or 100 basis points, based on the maximum fee schedule for NWQ's equity accounts of 1.00% per annum. Net returns to investors vary depending on the management fee.

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Value Equity Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Value Equity Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Value Equity Portfolio. Further, the separately managed accounts are not subject to investment limitations, diver-sification requirements and other restrictions imposed by the 1940 Act and In-ternal Revenue Code; such conditions, if applicable, may have lowered the re-turns for separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the re-turn an investor might achieve by investing in the Value Equity Portfolio.

          NWQ INVESTMENT MANAGEMENT COMPANY -- VALUE EQUITY STRATEGY
                  (Percentage returns Net of Management Fees)

                                                      NWO INVESTMENT   S&P 500
YEARS THROUGH:                                      MANAGEMENT COMPANY  INDEX
--------------                                      ------------------ -------
1982..............................................          45.24 %     21.54 %
1983..............................................          22.06 %     22.55 %
1984..............................................           7.05 %      6.27 %
1985..............................................          29.70 %     31.73 %
1986..............................................          26.59 %     18.66 %
1987..............................................          (0.24)%      5.25 %
1988..............................................          19.51 %     16.61 %
1989..............................................          33.33 %     31.69 %
1990..............................................          (2.21)%     (3.10)%
1991..............................................          29.54 %     30.47 %
1992..............................................           1.31 %      7.62 %
1993..............................................          17.50 %     10.08 %
1994..............................................           (.79)%      1.32 %
1995..............................................          30.91 %     37.58 %
1996..............................................          22.26 %     22.96 %
Year to Date through 3/31/97......................           1.68 %      2.68 %
Annualized........................................          17.73 %     16.70 %
Cumulative*.......................................       1,105.87 %    954.08 %
Fifteen-Year Mean (1/1/82-12/31/96)...............          18.78 %     17.42 %
Value of $1 invested during fifteen years (1/1/82-
  3/31/97)........................................       $  12.06      $10.54

-----------

* Since inception 1/1/82.

Notes:
1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Administration Institute, and the Investment Counsel Association of Ameri-ca. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1982 had grown to $12.06 by March 31, 1997.

3. The FIFTEEN-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.
4. The S&P 500 INDEX is an unmanaged index which assumes reinvestment of div-idends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite perfor-mance numbers set forth above.

5. The Adviser's average annual management fee over the period shown (1/1/82-3/31/97) was 1.00% or 100 basis points. Based on the maximum fee schedule for NWQ's equity and balanced accounts of 1.00% per annum. Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fees are the following percentages of aggregate net assets:

                                                                           RATE
                                                                           ----
   Balanced Portfolio..................................................... 0.06%
   Small Cap Value Portfolio.............................................. 0.04%
   Special Equity Portfolio............................................... 0.04%
   Value Equity Portfolio................................................. 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Shares offered in this Prospectus except as described under "SERVICE AND DISTRIBUTION PLANS." The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are not parties to the Agreement or inter-ested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to share-holders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Portfolios. These Agreements direct the Adviser to use its best efforts to ob-tain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios in addition to required Ad-viser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with a $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. At its discretion, the Board of Direc-tors may create additional Portfolios and Classes of shares of the Fund.

  The shares of each Portfolio are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. As of May 30, 1997, Nabank & Co., Tulsa, OK held of record 50.4% of the outstanding shares of the NWQ Balanced Portfolio Institutional Class Shares for which ownership is dis-claimed or presumed disclaimed; and Charles Schwab & Co., Inc., San Francisco, CA held of record 29.9% of the outstanding shares of the NWQ Value Equity Portfolio Institutional Class Shares for which ownership is disclaimed or pre-sumed disclaimed. The persons or organizations owning 25% or more of the out-standing shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organi-zations could have the ability to vote a majority of the shares of the Portfo-lio on any matter requiring the approval of shareholders of such Portfolio. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain enses related to shareholder servicing, may bear expenses related to the dis-tribution of such shares and have exclusive voting rights with respect to mat-ters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center. Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Di-rectors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or phone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio

 DSI Disciplined Value Portfolio
 FPA Crescent Portfolio
 MJI International Equity Portfolio

 NWQ Balanced Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio
 NWQ Value Equity Portfolio
 Sirach Growth Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 Sirach Equity Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio

 Sterling Partners' Small Cap Value Portfolio
 TJ Core Equity Portfolio

                                 APPLICATION
UAM FUNDS            INSTITUTIONAL SERVICE CLASS SHARES


REGULAR MAIL: UAM Funds               EXPRESS MAIL: UAM Funds
              P.O. Box 2798                         73 Tremont Street, 9th Floor
              Boston, MA 02208-2798                 Boston, MA 02108-3913

 FOR HELP WITH THIS APPLICATION, OR FOR MORE INFORMATION, CALL US TOLL FREE:
1-800-638-7983.
                  Distributed by UAM Fund Distributors, Inc.

 BEFORE YOU COMPLETE THE APPLICATION, PLEASE BE SURE TO READ THE INSTRUCTIONS
 ----------------------------------------------------------------------------
                             ON THE REVERSE SIDE.
                             -------------------

 ------------------------------------------------------
  1  YOUR ACCOUNT REGISTRATION (Check one box.)
 ------------------------------------------------------
 [_] Individual or Joint Account

     --------------------------------------------------
     Owner's Name: First, Initial, Last

                              -     -
                   ------------------------------------
                   Owner's Social Security Number

     --------------------------------------------------
     Joint Owner's Name: First, Initial, Last

                              -     -
                   ------------------------------------
                   Joint Owner's Social Security Number

     Joint accounts will be registered joint tenants with right of survivorship unless otherwise indicated.

 [_] Trust         [_] Exempt         [_] Non-Exempt         [_] Qualified Plan

     --------------------------------------------------
     Trustee(s)' Name

     --------------------------------------------------
     Name of Trust Agreement

     --------------------------------------------------
     Beneficiary's Name

         -
     --------------------    --------------------------
     Taxpayer's ID           Date of Trust Agreement

 [_] Corporation, Partnership or Other Entity

     Type:  [_] Corp.  [_] Partnership   [_] Other

     --------------------------------------------------
     Name of Corp. or Other Entity

        -                [_] Exempt  [_] Non-Exempt
     ------------------
     Taxpayer ID Number

     A Corporate Resolution Form is required.

-------------------------------------------------------
  2  ADDRESS
-------------------------------------------------------

     --------------------------------------------------
     Street or P.O. Box Number

     --------------------------------------------------
     City                  State           Zip Code

     (      )                 (      )
     ---------------------    -------------------------
     Daytime Phone            Evening Phone

     Citizenship:  [_] U.S.    [_] Resident-    [_] Non-        --------------
                                   Alien            Resident    Specify Country
                                                    Alien

-------------------------------------------------------
  3  INVESTMENT
-------------------------------------------------------

Fill in the name of the Portfolio EXACTLY AS IT APPEARS ON THE FRONT OF THE PROSPECTUS.

_________________________________________       $______
_________________________________________       $______
                                     TOTAL      $______

-------------------------------------------------------
  4  METHOD OF PAYMENT
-------------------------------------------------------
 A.[_] Check (payable to UAM Funds) An Account No. will be assigned.

 B.[_] This application confirms my prior wire purchase on (date): _____________ I was assigned the following wire reference control number:____________________
--------------------------------------------------------------------------------

-------------------------------------------------------
  5  DISTRIBUTIONS
-------------------------------------------------------
 Unless otherwise instructed, all distributions will be reinvested in additional shares.

  All dividends are to be        [_] reinvested [_] paid in cash
  All capital gains are to be    [_] reinvested [_] paid in cash

-------------------------------------------------------
  6  TELEPHONE REDEMPTION AND EXCHANGE
-------------------------------------------------------
I/We authorize Chase Global Funds Services Company to honor any request(s) believed to be authentic for the following:
[_] Telephone Exchange      [_] Telephone Redemption
   [_] a. Mail proceeds to name and address in which account is registered.
   [_] b. Wire redemption proceeds to bank indicated below.
                A VOIDED CHECK OR DEPOSIT SLIP MUST BE ATTACHED.

--------------------------------------------------------------------------------
Bank Name

--------------------------------------------------------------------------------
Bank Address

                     (      )
-------------------- -------------------------
Account Number       Bank Phone

--------------------------------------------------------------------------------
Name(s) in which Account is Registered

--------------------------------------------------------------------------------
Bank Transit Routing Number (ABA #)

-------------------------------------------------------
  7  OPTIONAL INFORMATION
-------------------------------------------------------

--------------------------------------------------------------------------------
Owner's Occupation                            Owner's Date of Birth

--------------------------------------------------------------------------------
Employer's Name

--------------------------------------------------------------------------------
Employer's Address

--------------------------------------------------------------------------------
Joint Owner's Occupation                     Joint Owner's Date of Birth

--------------------------------------------------------------------------------
Joint Owner's Employer's Name

--------------------------------------------------------------------------------
Joint Owner's Employer's Address

-------------------------------------------------------
  8  SIGNATURE(S)
-------------------------------------------------------
 . I/We have full authority and legal capacity to purchase Fund shares.
 . I/We have received the current Prospectus of the Portfolio(s) and agree to be bound by its (their) terms.
--------------------------------------------------------------------------------
 .  UNDER PENALTY OF PERJURY, I/WE ALSO CERTIFY THAT --
  a. THE NUMBER SHOWN ON THIS FORM IS A CORRECT TAXPAYER ID NUMBER OR SOCIAL SECURITY NUMBER.
  b. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (I) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (II) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM "B" IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.)


THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

-------------------------------------------------------------------   ----------
Signature (Owner, Trustee, etc.)                                      Date

-------------------------------------------------------------------   ----------
Signature (Joint Owner, Co-trustee, etc.)                             Date

--------------------------------------------------------------------------------
  9  INTERESTED PARTY/BROKER-DEALER
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Name

-------------------------------------------------------------------------------
Address                    City              State               Zip Code

                                                       UAM Funds Service Center

                           APPLICATION INSTRUCTIONS
-------------------------------------------------------------------------------
 IF YOU NEED ASSISTANCE, A REPRESENTATIVE OF UAM FUNDS WILL BE PLEASED TO HELP
                 YOU. OUR TOLL-FREE NUMBER IS 1-800-638-7983.
-------------------------------------------------------------------------------

[1]NEW ACCOUNT APPLICATION. An account can be registered as only one of the following:


 .individual     Supply the Social Security Number of the registered account
 .joint tenants  owner who is to be taxed.




 .a trust        supply the Taxpayer Identification Number of the legal entity
 .a corporation, or organization that will report income and/or capital gains. partnership, organization, fiduciary

Please check the box that corresponds with the type of account you are opening and fill in the required information exactly as you wish it to appear on the account.

REDEMPTION AUTHORIZATIONS. Corporations, other organizations, trusts and fidu-ciaries will be required to furnish additional paperwork to authorize redemp-tions. Call a representative of UAM Funds at 1-800-638-7983 for more information.


[2]YOUR MAILING ADDRESS. Please be sure to provide us with the address at which you wish to receive your mail.


[3]YOUR INVESTMENT. Please be sure to indicate the total amount invested. For more than two investments, please attach a separate sheet or an additional application.


[4]ESTABLISHING YOUR ACCOUNT.
   A. Section 4A lets you open your account by check. Your check(s) should be made payable to UAM Funds. Be sure to enclose your check(s) with this ap-plication.

   B. If you are confirming a new Fund purchase previously made by wire, be sure to fill in Section 4B and provide the wire reference control number you were assigned at the time of this purchase. A completed application must follow all wire purchases.

   All applications are subject to acceptance by UAM Funds.


[5]RECEIVING YOUR DIVIDENDS AND CAPITAL GAINS. Check the distribution option you prefer. If you do not select an option, all dividends and capital gains will be reinvested in your account.


[6]TELEPHONE REDEMPTION AND EXCHANGE. Telephone redemption proceeds mailed to a shareholder will be sent only to the address listed on the account. The Funds' bank wire feature is available for redeeming out of your Fund ac-count to your bank account. Be sure to check with your bank for proper wiring instructions. The Funds require the transit/routing number of your bank or its correspondent if your bank is unable to receive wires direct-ly. Please complete Section 6 to add the bank wire feature.

   Telephone exchanges may be made only if a Fund holds all share certifi-cates and if the registration of the two accounts will be identical.


[7]EMPLOYMENT INFORMATION. It is required by the National Association of Se-curities Dealers, Inc. to request this information.


[8]YOUR SIGNATURE(S). Please be sure to sign this application. If the account is registered in the name of:

   .an individual, the individual should sign

   .joint tenants, both should sign

   .a trust or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity)

   .a corporation or other organization, an officer should sign (please indi-cate corporate office or title)


[9]INTERESTED PARTY/BROKER-DEALER. In addition to the account statement sent to your registered address, you may also have a monthly consolidated statement mailed to up to ten (10) interested parties. You may add a sheet with additional interested party names and addresses. This section should also be completed if you are investing through a Broker-Dealer.

                                 --IMPORTANT--

   REGULAR MAIL: UAM Funds P.O. Box 2798 Boston, MA 02208-2798

   EXPRESS MAIL: UAM Funds 73 Tremont Street, 9th Floor Boston, MA 02108-3913

   MORE QUESTIONS? Call a representative of UAM Funds at 1-800-638-7983.

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  NWQ Investment Management Company

  2049 Century Park East, 4th Floor

  Los Angeles, CA 90067
  (213) 624-6700

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  August  , 1997

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)


                        POST-EFFECTIVE AMENDMENT NO. 47

                                    PART B


The following Statement of Additional Information is included in this Post-Effective Amendment No. 47:

           .         NWQ Portfolios Institutional Class Shares and
                     NWQ Portfolios Institutional Service Class Shares


The following Statement of Additional Information is incorporated herein by reference to Post-Effective Amendment No. 46 filed on May 30, 1997.

           .         Rice, Hall, James Portfolios Institutional Class Shares

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 45 filed on February 5, 1997.

           .         TS&W Portfolios Institutional Class Shares

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 44:

           .         McKee Portfolios Institutional Class Shares

The following Statements of Additional Information are also incorporated herein by reference to Post-Effective Amendment No. 43:

           .         Acadian Portfolios Institutional Class Shares
           .         C&B Portfolios Institutional Class Shares
           .         DSI Portfolios Institutional Class Shares and DSI
                     Disciplined Value Portfolio Institutional Service Class
                     Shares
           .         FMA Small Company Portfolio Institutional Class Shares and
                     Institutional Service Class Shares
           .         ICM Fixed Income Portfolio Institutional Class Shares
           .         ICM Equity and ICM Small Company Portfolios Institutional
                     Class Shares

           .         SAMI Preferred Stock Income Portfolio Institutional Class
                     Shares
           . Sirach Portfolios Institutional Class Shares and Sirach Strategic Balanced, Growth, Special Equity and Equity Portfolios Institutional Service Class Shares
           . Sterling Partners' Portfolios Institutional Class Shares and Institutional Service Class Shares

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 25 filed on December 23, 1993:

           . Cambiar Anticipation Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 21 filed on August 30, 1993:

           . HJMC Equity Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

                                    PART B

                                   UAM FUNDS
--------------------------------------------------------------------------------

                                 NWQ PORTFOLIOS

--------------------------------------------------------------------------------

          STATEMENT OF ADDITIONAL INFORMATION - August_________, 1997

     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the NWQ Balanced, NWQ Small Cap Value, NWQ Special Equity, and NWQ Value Equity Portfolios' Institutional Class Shares (the "NWQ Portfolios" or singularly a "Portfolio") and the Prospectus relating to the Institutional Service Class Shares (the "Service Class Shares") both dated August _____, 1997. To obtain a Prospectus, please call the UAM Funds Service Center at 1-800-638-7983.


                                Table of Contents
                                                                          Page
Investment Objectives and Policies............................................2

Purchase and Redemption of Shares.............................................7

Shareholder Services..........................................................7

Investment Limitations........................................................8

Management of the Fund........................................................9

Investment Adviser...........................................................11

Service and Distribution Plans...............................................12

Portfolio Transactions.......................................................14

Administrative Services......................................................14

Performance Calculations.....................................................15

General Information..........................................................17

Financial Statements.........................................................18

Appendix A - Description of Securities and Ratings..........................A-1

Appendix B - Comparison Publications, Indices and Averages..................B-1


Investment Adviser
NWQ Investment Management Company (Adviser)

Distributor
UAM Fund Distributors, Inc. (Distributor)

Administrator and Transfer Agent
UAM Fund Services, Inc. (FSI)

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the NWQ Balanced, NWQ Small Cap Value, NWQ Special Equity, and NWQ Value Equity Portfolios (the "Portfolios") as set forth in the NWQ Prospectuses:

LENDING OF SECURITIES

     Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectuses.

FUTURES CONTRACTS

     The NWQ Special Equity Portfolio may purchase and sell exchange-traded interest rate, stock index and currency futures contracts for the purposes of hedging against anticipated changes in prevailing interest rates, over-all prices of securities in which it may invest and currency exchange rates It may also purchase and sell futures contracts to remain fully invested and to reduce transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures contracts on securities indices or other indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures position is simply closed out. Changes in the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.

     Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.
Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on its margin deposits.

           Traders in futures contracts may be broadly classified as "hedgers". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. The Portfolio intends to use futures contracts only for hedging purposes.

           Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide straddles or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolio on the settlement date of the futures contracts.

           Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

           The NWQ Special Equity Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

           The NWQ Special Equity Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

           The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

           Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

           Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

           Futures contracts may be traded on foreign exchanges. Such transactions are subject to the risks of governmental actions affecting trading in or the prices of the securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

           Except for transactions the NWQ Special Equity Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year, as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

           In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income, for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

           The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

OPTIONS

           The NWQ Special Equity Portfolio may purchase and sell put and call options and write covered call and put options on futures contracts generally for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgement by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL AND PUT OPTIONS AND PURCHASING CALL AND PUT OPTIONS

           The Portfolio may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of its portfolio securities. The Portfolio may write covered call options on its portfolio securities in amounts up to 10% of its total assets in order to earn additional income or to minimize or hedge against anticipated declines in the value of those securities. All call options written by the Portfolio are covered, which means that the Portfolio will own the securities subject to the option as long as the option is outstanding. All put options written by the Portfolio are covered, which means that the Portfolio has deposited with its custodian cash. U.S. Government securities or other high-grade liquid securities with a value at least equal to the exercise price of the option. Call and put options written by the Portfolio may also be covered to the extent that the Portfolio's liabilities under such options are offset by its rights under call or put options purchased by the Portfolio and call options written by the Portfolio may also be covered by depositing cash or securities with its custodian in the same manner as written puts are covered.

           Through the writing of a covered call option the Portfolio receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, the Portfolio receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

           The Portfolio may in accordance with its investment objective also write exchange-traded covered call and put options on stock indices. The Portfolio may write such options to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Portfolio's securities. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

           The Portfolio may also purchase exchange-traded call and put options with respect to securities and with respect also to stock indices that correlate with its particular portfolio securities. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of portfolio securities. As the holder of a put option with respect to individual securities, the Portfolio has the right to sell the securities underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, the Portfolio has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

           The Portfolio may purchase call options on individual securities in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option (or, with respect to options on indices, to receive income equal to the value of such index over the strike price). As the holder of a call option with respect to individual securities, the Portfolio obtains the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, the Portfolio obtains the right to receive upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

           The Portfolio may also write and purchase unlisted covered call and put options. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options - that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Except as described below, such unlisted over-the-counter options will generally be considered illiquid securities. The Portfolio will engage in such transactions only with firms of sufficient credit to minimize these risks. Where the Portfolio has entered into agreements with primary dealers with respect to the unlisted options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Portfolio will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in the money."

           Option-related investment practices involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options - the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above an amount equal to the exercise price plus the premium: writing covered put options - the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on a stock index at prices that may not reflect current market values; and purchasing put and call options - possible loss of the entire premium paid.

           In addition, the effectiveness of hedging the Portfolio through the purchase or sale (writing)of stock index options will depend upon the extent to which price movements in the Portfolio's holdings being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by the Portfolio may not exactly match the composition of the stock index on which options are purchased or written.

SHORT-TERM INVESTMENTS

           The Portfolios may invest in time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio.

           Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

                       PURCHASE AND REDEMPTION OF SHARES

           Both classes of shares of the Portfolios may be purchased without a sales commission at the Net Asset Value per Share (NAV) next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; and New Year's Day.

           Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and
(3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

           Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectuses under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

           No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

           To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.

           The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

           The following supplements the information set forth under "Shareholder Services" in the NWQ Prospectuses:

EXCHANGE PRIVILEGE

           Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence. Any such exchange will be based on the respective NAVs of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

           Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

           For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

           Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

           The following limitations supplement those set forth in the Prospectuses. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Each Portfolio will not:

           (1) invest in physical commodities or contracts on physical commodities;

           (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

           (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

           (4)       underwrite the securities of other issuers;

           (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions;

           (6)       purchase on margin or sell short;

           (7) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

           (8) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

           (9) invest for the purpose of exercising control over management of any company; and

           (10) write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

           The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years. Those people who are "interested persons" of the Fund as that term is defined in the 1940 Act are indicated by an asterisk (*).

John T. Bennett, Jr. (1/26/29) Director; College Road-RFD 3, Meredith, NH; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company (1988-1993).

Philip D. English (8/05/48) Director; 16 West Madison Street, Baltimore, MD; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

William A. Humenuk (4/21/42) Director; 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA; Partner in the Philadelphia office of the law firm Dechert Price & Rhoads; Director, Hofler Corp.

Norton H. Reamer* (9/21/35) Director, President and Chairman; One International Place, Boston, MA; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

Peter M. Whitman, Jr.* (7/01/43) Director; One Financial Center, Boston, MA; President and Chief Investment Officer of Dewey Square Investors Corporation (1988-Present); Director and Chief Executive Officer of H.T. Investors, Inc., formerly a subsidiary of Dewey Square.

William H. Park* (9/19/47) Vice President; One International Place, Boston, MA; Vice President and Chief Financial Officer of United Asset Management Corporation.

Gary L. French* (7/04/51) Treasurer; 211 Congress Street, Boston, MA; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Vice President of Operations, Development and Control of Fidelity Investments (1995); Treasurer of the Fidelity Group of Mutual Funds (1991-1995).

Robert R. Flaherty* (9/18/63) Assistant Treasurer; 211 Congress Street, Boston, MA; Vice President of UAM Fund Services, Inc.; former Manager of Fund Administration and Compliance of Chase Global Funds Services Company (1995-1996); Senior Manager of Deloitte & Touche LLP (1985-1995).

Gordon M. Shone* (7/30/56) Assistant Treasurer; 73 Tremont Street, Boston, MA; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand L.L.P.(1983-1996).

Michael E. DeFao* (2/28/68) Secretary; 211 Congress Street, Boston, MA; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney in the Boston office of Ropes & Gray (1993-1995)

Karl O. Hartmann* (3/07/55) Assistant Secretary; 73 Tremont Street, Boston, MA; Senior Vice President and General Counsel of Chase Global Funds Services Company.

REMUNERATION OF DIRECTORS AND OFFICERS

    The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), FSI, or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1996.


                                                   Pension or                               Total Compensation
        Name of Person,            Aggregate    Retirement Benefits    Estimated Annual     from Registrant and
           Position              Compensation    Accrued as Part of     Benefits Upon           Fund Complex
           --------             From Registrant   Fund Expenses          Retirement           Paid to Directors
                                ---------------   -------------          ----------           -----------------
John T. Bennett, Jr. ..........     $25,463             0                    0                   $30,500
   Director

J. Edward Day..................     $25,463             0                    0                   $30,500
   Former Director

Philip D. English..............     $25,463             0                    0                   $30,500
   Director

William A. Humenuk.............     $25,463             0                    0                   $30,500
   Director

PRINCIPAL HOLDERS OF SECURITIES

    As of May 30, 1997, the directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

    As of May 30, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

    NWQ Balanced Portfolio Institutional Class Shares: Nabank & Co., Attention:
Trust Securities, P.O. Box 2180, Tulsa, OK, 50.4%*; Fleet National Bank, Trustee, FBO Charlotte Eye Ear Nose & Throat, P.O. Box 92800, Rochester, NY, 10.1%*; Hartnat & Co., Scottsdale Princess, P.O. Box 92800, Rochester, NY, 10.4%*; Hartnat & Co., Princess Hotels/John F. Price, P.O. Box 92800, Rochester, NY, 8.3%*; Campbell Company Inc., Employees Retirement Trust, 1515 4th Avenue South Avenue, Suite A, Seattle, WA, 6.2%*; William Park/Joseph R. Ramrath, Trustees, FBO California Central Trust Bank Corp., FBO NWQ Balanced, Box 5024, Costa Mesa, CA, 5.1%*.

           NWQ Balanced Portfolio Service Class Shares: Fleet National Bank, Trustee, FBO Davies Medical Pension Plan, P.O. Box 92800, Rochester, NY 24.4%*; Fleet National Bank, Trustee, Laidlaw/Allied/NWQ, P.O. Box 92800, Rochester, NY, 20.1%*; Hartnat & Co., Hoag Memorial Hospital, Conservative Collective, P.O.
Box 92800 Rochester, NY, 13.2%*; Hartnat & Co., Hoag Memorial Hospital, Moderate Collective, P.O. Box 92800 Rochester, NY, 10.2%*; Hartnat & Co., Hoag Memorial Hospital, P.O. Box 92800 Rochester, NY, 10.4%*; Hartnat & Co., North Texas, P.O. Box 92800, Rochester, NY, 7.7%*.

           NWQ Value Equity Portfolio Institutional Class Shares: Charles Schwab & Co., Inc., FBO Reinvest Account, Attention: Mutual Funds, 101 Montgomery Street, San Francisco, CA, 29.9%*; Nix, Mann and Associates, Inc., Profit Sharing Plan and Trust, 1382 Peachtree Street, NE, Atlanta, GA, 20.1%; Fleet National Bank, Trustee for Arizona Bank, P.O. Box 92800, Rochester, NY 10.1%*; William Park/Joseph R. Ramrath, Trustees, FBO California Central Bank Corp., FBO NWQ Value Equity, Box 5024, Costa Mesa, CA, 9.3%*; Brendan Kennedy, c/o Tricoastal, 1212 Avenue of the Americas, New York, NY, 6.1%.

* Denotes shares held by a Trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

           The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                               INVESTMENT ADVISER

PHILOSOPHY AND STYLE

           The Adviser strives to achieve enhanced risk-adjusted returns or what is commonly referred to as Northwest quadrant performance. The Adviser utilizes a top-down, theme-driven approach to value. The Adviser believes the most important investment decision is determining the major, long-term, macro-economic trends that drive market prices. From this macro-economic standpoint, the Adviser develops a dominant theme that focuses on those market sectors that they believe will be the primary beneficiaries of underlying economic/monetary/social trends. Within these sectors that possess a fundamental "tailwind," the Adviser seeks to identify statistically undervalued companies by applying traditional value screens. The Adviser's fundamental research focuses on companies that possess below-average price-to-book and price-to-earnings ratios and above-average dividend yields. The Adviser's investment objective is to achieve consistently enhanced returns on an absolute and risk-adjusted basis, throughout a variety of economic environments.

REPRESENTATIVE INSTITUTIONAL CLIENTS

           As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: the Archdiocese of Milwaukee, Arizona State University Foundation, Coldwell Banker, United States Air Force Association and the Washington D.C. Metro Transit Authority.

           In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.


CONTROL OF ADVISER

           The Adviser is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 47 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

           Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES

           As compensation for services rendered by the Adviser under the Investment Advisory Agreements, each Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

                                                                  Rate
          NWQ Balanced Portfolio...............................   0.70%
          NWQ Small Cap Value Portfolio........................   1.00%
          NWQ Special Equity Portfolio.........................   0.85%
          NWQ Value Equity Portfolio...........................   0.70%

           For the period from August 2, 1994 (date of commencement) to October 31, 1994, the NWQ Balanced Portfolio paid no advisory fees. During this period, the Adviser voluntarily waived advisory fees of approximately $1,805. For the fiscal years ended October 31, 1995 and 1996, the NWQ Balanced Portfolio paid no advisory fees. During these years the Adviser voluntarily waived advisory fees of approximately $20,000 and $80,598, respectively.

           For the period from September 21, 1994 (date of commencement) to October 31, 1994, the NWQ Value Equity Portfolio paid no advisory fees. During this period the Adviser voluntarily waived advisory fees of approximately $190. For the fiscal years ended October 31, 1995 and 1996, the NWQ Value Equity Portfolio paid no advisory fees. During this period the Adviser voluntarily waived advisory fees of approximately $5,000 and $20,776, respectively.

                         SERVICE AND DISTRIBUTION PLANS

           As stated in the Portfolios' Service Class Shares Prospectus, the Distributor may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily NAV of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include: (a) acting as the sole shareholder of record and nominee for beneficial owners; (b) maintaining account record for such beneficial owners of the Fund's shares; (c) opening and closing accounts; (d) answering questions and handling correspondence from shareholders about their accounts; (e) processing shareholder orders to purchase, redeem and exchange shares; (f) handling the transmission of funds representing the purchase price or redemption proceeds;
(g) issuing confirmations for transactions in the Fund's shares by shareholders;
(h) distributing current copies of prospectuses, statements of additional information and shareholder reports; (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts; (j) providing account maintenance and accounting support for all transactions; and (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

           Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

           The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Directors.

           Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

           The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

           The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan and Distribution Plan has been set at 0.25% and 0.15%, respectively, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

           All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Class. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

           The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above. Service Class Shares for NWQ Small Cap Value and NWQ Special Equity Portfolios have not been offered prior to the date of this Statement.

           Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                             PORTFOLIO TRANSACTIONS

           The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1994, 1995 and 1996, the entire Fund paid brokerage commissions of approximately $2,402,000, $2,983,000, and $2,887,884, respectively.

           Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                             ADMINISTRATIVE SERVICES

           As stated in the Prospectuses, the Board of Directors of the Fund approved a new Fund Administration Agreement between FSI, a wholly owned subsidiary of UAM, and the Fund. The Fund's Directors also approved a Mutual Fund Services Agreement between FSI and CGFSC. The services provided by FSI and CGFSC and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectuses. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the most recent fiscal period to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

           During the fiscal years ended October 31, 1994, 1995 and 1996, administrative services fees paid to the Administrator by the NWQ Balanced and NWQ Value Equity Portfolios approximately totaled $6,339, $48,000 and $95,007 and $4,138, $44,000, and $72,798, respectively. Of the fees paid during the year ended October 31, 1996, NWQ Balanced Portfolio paid $90,165 to CGFSC and $4,842 to FSI, and NWQ Value Equity Portfolio paid $72,120 to CGFSC and $678 to FSI. The services provided by FSI and the basis of the fees payable to FSI are described in the Portfolios' Prospectuses.

                            PERFORMANCE CALCULATIONS
PERFORMANCE

           The Portfolios may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolios. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Portfolios be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by each class of the Portfolios to compute or express performance follows.

YIELD

           Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Service Class Shares of the NWQ Portfolios bear additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

      A yield figure is obtained using the following formula:

      Yield = 2[(a - b + 1)/6/ - 1]
                   cd

where:

      a     =   dividends and interest earned during the period
      b     =   expenses accrued for the period (net of reimbursements)
      c     =   the average daily number of shares outstanding during the period that were entitled to receive income distributions
      d     =   the maximum offering price per share on the last day of the period.

TOTAL RETURN

           The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the NWQ Portfolios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

           The average annual total return of the NWQ Balanced Portfolio Institutional Class Shares and the NWQ Value Equity Portfolio Institutional Class Shares from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:



                                                                           Since Inception
                                                                            Through Fiscal
                                                              One Year           Year
                                                                Ended           Ended
                                                             October 31,     October 31,     Inception
                                                                 1996           1996           Date
                                                             ----------      -----------     ---------
      NWQ Balanced Portfolio
         Institutional Class Shares.......................       13.68%           13.21%        8/2/94
      NWQ Value Equity Portfolio
         Institutional Class Shares.......................       22.69%           19.06%       9/21/94

           The cumulative total return of the NWQ Balanced Portfolio Institutional Service Class Shares from inception to the date of the Financial Statements included herein is as follows:

                                                           Since Inception
                                                            Through Fiscal
                                                                Year
                                                                Ended
                                                             October 31,     Inception
                                                                1996           Date
                                                             ----------      ---------
      NWQ Balanced Portfolio
         Institutional Service Class Shares...............        8.89%        1/22/96

           These figures are calculated according to the following formula:

           P(1 + T)/n/ = ERV

where:

           P = a hypothetical initial payment of $1,000
           T = average annual total return
           n = number of years
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

           Institutional Class Shares of NWQ Small Cap Value and NWQ Special Equity Portfolios and Service Class Shares of NWQ Small Cap Value, NWQ Special Equity, and NWQ Value Equity Portfolios were not offered as of October 31, 1996. Accordingly, no total return figures are available.

COMPARISONS

           To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.



           In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

           The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

           Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

           The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.) The amounts of any income dividends or capital gains distributions cannot be predicted.

           Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share NAV of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

           As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at NAV (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at NAV) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

           Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

           In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

           The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

           The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

           The Financial Statements of NWQ Balanced and NWQ Value Equity Portfolios and the Financial Highlights for the respective periods presented which appear in the Portfolios' 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this SAI.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (53.9%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.4%)
 Boeing Co. .................................................  4,300 $   410,113
 Sundstrand Corp. ...........................................  5,800     233,450
 United Technologies Corp....................................  2,600     334,750
                                                                     -----------
                                                                         978,313
--------------------------------------------------------------------------------
BASIC RESOURCES (3.1%)
 Champion International Corp.................................  4,600     200,100
 Cyprus Amax Minerals Co. ...................................  3,850      87,107
 IMC Global, Inc. ........................................... 13,500     506,250
 Weyerhaeuser Co. ...........................................  2,150      98,632
                                                                     -----------
                                                                         892,089
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (0.4%)
 Dun & Bradstreet Corp.......................................  2,100     121,538
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (10.5%)
 BW/IP, Inc..................................................    925      12,488
 Case Corp...................................................  6,600     306,900
 Caterpillar, Inc............................................ 10,450     717,132
 Cooper Industries, Inc......................................  3,400     136,850
 Deere & Co.................................................. 13,500     563,625
 Foster Wheeler Corp.........................................  6,200     254,200
 Ingersoll-Rand Co........................................... 10,700     445,388
 Kennametal, Inc.............................................  3,000     102,000
 Trinity Industries, Inc.....................................  5,000     173,125
 York International Corp.....................................  5,950     287,832
                                                                     -----------
                                                                       2,999,540
--------------------------------------------------------------------------------
CHEMICALS (3.9%)
 Air Products & Chemical, Inc................................  2,650     159,000
 Dow Chemical Co.............................................  4,100     318,775
 Du Pont (E.I.) de Nemours & Co..............................  3,100     287,525
 Grace (W.R.) & Co...........................................  6,300     333,900
                                                                     -----------
                                                                       1,099,200
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 CONSUMER DURABLES (4.8%)
  Black & Decker Corp........................................  6,500 $  242,938
  Echlin, Inc................................................  7,600    247,950
  Exide Corp.................................................  9,550    248,300
  General Motors Corp. ......................................  7,550    406,756
  Maytag Corp. .............................................. 12,000    238,500
                                                                     ----------
                                                                      1,384,444
-------------------------------------------------------------------------------
 ELECTRONICS (2.7%)
  Emerson Electric Co........................................  4,500    400,500
  General Electric Co........................................    600     58,050
  General Signal Corp........................................  1,700     69,275
  Grainger (W.W.), Inc.......................................  3,300    244,613
                                                                     ----------
                                                                        772,438
-------------------------------------------------------------------------------
 ENERGY (5.5%)
  Coastal Corp. .............................................  1,050     45,150
  Dresser Industries, Inc. ..................................  6,100    200,538
 *Ensco International, Inc. .................................  4,600    198,950
  Halliburton Co.............................................  6,850    387,882
 *McDermott (J.Ray) S.A......................................  7,900    214,288
 *Noble Drilling Corp. ......................................  6,200    115,475
 *Reading & Bates Corp.......................................  5,000    143,750
  Tidewater, Inc.............................................  6,200    271,250
                                                                     ----------
                                                                      1,577,283
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (9.1%)
  Allstate Corp..............................................  5,500    308,687
  American International Group, Inc..........................  2,050    222,681
  Bank of New York Co., Inc.................................. 10,000    331,250
  Bear Stearns Cos., Inc. ...................................  8,400    198,450
  Chase Manhattan Corp.......................................  3,000    257,250
  Comerica, Inc. ............................................  2,800    148,750
  General RE Corp............................................  2,550    375,488
  Highlands Insurance Group..................................    145      2,864
  National City Corp.........................................  9,925    430,497
  Norwest Corp...............................................  7,500    329,062
                                                                     ----------
                                                                      2,604,979
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 HEALTH CARE (1.2%)
  Columbia/HCA Healthcare Corp............................... 9,300  $  332,475
-------------------------------------------------------------------------------
 METALS (2.0%)
 *Alumax, Inc................................................ 4,900     157,412
 *Bethlehem Steel Corp....................................... 3,200      26,000
  Reynolds Metals Co......................................... 3,600     202,500
  USX-US Steel Group, Inc. .................................. 6,750     183,938
                                                                     ----------
                                                                        569,850
-------------------------------------------------------------------------------
 MULTI-INDUSTRY (2.0%)
  Loews Corp................................................. 4,600     380,075
  Minnesota Mining & Manufacturing Co........................ 2,550     195,394
                                                                     ----------
                                                                        575,469
-------------------------------------------------------------------------------
 TECHNOLOGY (2.9%)
  AMP, Inc................................................... 2,850      96,544
  Honeywell, Inc. ........................................... 1,400      86,975
  Texas Instruments, Inc..................................... 7,450     358,531
  Thomas & Betts Corp........................................ 6,700     283,913
                                                                     ----------
                                                                        825,963
-------------------------------------------------------------------------------
 TELECOMMUNICATIONS (1.0%)
  AT&T Corp.................................................. 2,900     101,138
  GTE Corp................................................... 4,250     179,031
                                                                     ----------
                                                                        280,169
-------------------------------------------------------------------------------
 TRANSPORTATION (1.4%)
  Burlington Northern, Inc. ................................. 3,400     280,075
  CSX Corp. ................................................. 3,000     129,375
                                                                     ----------
                                                                        409,450
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $14,361,262)......................        15,423,200
-------------------------------------------------------------------------------
 PREFERRED STOCKS (0.0%)
-------------------------------------------------------------------------------
 HEALTH CARE (0.0%)
 Fresenius Medical Care AG (COST $79)........................   800         104
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (10.9%)
-------------------------------------------------------------------------------
U.S. TREASURY NOTES
 6.125%, 5/31/97....................................... $  600,000 $   602,132
 5.625%, 1/31/98.......................................  1,000,000     999,804
 8.00%, 8/15/99........................................     25,000      26,320
 6.375%, 8/15/02.......................................    200,000     202,164
 5.875%, 2/15/04.......................................    500,000     488,281
 7.25%, 5/15/04........................................    750,000     792,188
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $3,081,458).....              3,110,889
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (36.6%)
-------------------------------------------------------------------------------
U.S. TREASURY BILLS (18.8%)
**5.08%, 12/19/96......................................  1,000,000     993,270
**5.21%, 4/10/97.......................................  2,000,000   1,954,934
**5.25%, 4/24/97.......................................  2,500,000   2,438,012
                                                                   -----------
                                                                     5,386,216
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (17.8%)
 Chase Securities, Inc. 5.58%, dated 10/31/96, due
  11/1/96, to be repurchased at $5,113,792
  collateralized by $4,942,279 of various U.S. Treasury
  Notes, 5.875%-7.75%, due 3/31/99-11/30/99, valued at
  $5,113,012...........................................  5,113,000   5,113,000
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $10,499,219)........             10,499,216
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.4%) (COST $27,942,018)(A).......             29,033,409
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.4%)...................               (410,418)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $28,622,991
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +   See Note A to Financial Statements
 *   Non-Income Producing Security.
** Interest rates disclosed for U.S. Treasury Bills represent effective yield at October 31, 1996.
(a) The cost for federal income tax purposes was $27,942,018. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $1,091,391. This consisted of aggregate gross unrealized appreciation for all securities of $1,320,182 and aggregate gross unrealized deprecia-tion for all securities of $228,791.

   The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (94.9%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (7.0%)
 Boeing Co. ..................................................   800  $   76,300
 Sundstrand Corp. ............................................ 1,700      68,425
 United Technologies Corp.....................................   650      83,688
                                                                      ----------
                                                                         228,413
--------------------------------------------------------------------------------
BASIC RESOURCES (4.1%)
 Champion International Corp.................................. 1,200      52,200
 IMC Global, Inc. ............................................ 1,050      39,375
 Weyerhaeuser Co..............................................   950      43,581
                                                                      ----------
                                                                         135,156
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (16.3%)
 BW/IP, Inc...................................................   225       3,038
 Case Corp....................................................   300      13,950
 Caterpillar, Inc............................................. 2,025     138,966
 Cooper Industries, Inc....................................... 1,450      58,362
 Deere & Co................................................... 3,300     137,775
 Foster Wheeler Corp..........................................   300      12,300
 Ingersoll-Rand Co............................................ 1,750      72,844
 Kennametal, Inc.............................................. 1,100      37,400
 Trinity Industries, Inc......................................   625      21,641
 York International Corp......................................   800      38,700
                                                                      ----------
                                                                         534,976
--------------------------------------------------------------------------------
CHEMICALS (7.5%)
 Air Products & Chemical, Inc................................. 1,650      99,000
 Dow Chemical Co..............................................   600      46,650
 Du Pont (E.I.) de Nemours & Co...............................   500      46,375
 Grace (W.R.) & Co............................................ 1,025      54,325
                                                                      ----------
                                                                         246,350
--------------------------------------------------------------------------------
CONSUMER DURABLES (7.8%)
 Black & Decker Corp.......................................... 1,000      37,375
 Echlin, Inc.................................................. 1,600      52,200
 Exide Corp................................................... 1,450      37,700

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 CONSUMER DURABLES--(CONTINUED)
  General Motors Corp. ....................................... 1,675  $   90,241
  Maytag Corp. ............................................... 2,000      39,750
                                                                      ----------
                                                                         257,266
--------------------------------------------------------------------------------
 ELECTRONICS (3.5%)
  Emerson Electric Co.........................................   550      48,950
  General Electric Co.........................................   175      16,931
  General Signal Corp.........................................   800      32,600
  Grainger (W.W.), Inc. ......................................   200      14,825
                                                                      ----------
                                                                         113,306
--------------------------------------------------------------------------------
 ENERGY (10.1%)
  Coastal Corp. ..............................................   875      37,625
  Dresser Industries, Inc. ................................... 2,025      66,572
 *Ensco International, Inc. .................................. 1,400      60,550
  Halliburton Co..............................................   575      32,559
 *McDermott (J.Ray) S.A....................................... 1,600      43,400
 *Noble Drilling Corp. ....................................... 2,800      52,150
  Tidewater, Inc..............................................   900      39,375
                                                                      ----------
                                                                         332,231
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (17.2%)
  Allstate Corp............................................... 1,300      72,962
  American International Group, Inc...........................   600      65,175
  Bank of New York Co., Inc................................... 2,400      79,500
  Bear Stearns Cos., Inc...................................... 1,400      33,075
  Chase Manhattan Corp........................................   700      60,025
  General RE Corp.............................................   375      55,219
  Highlands Insurance Group...................................    57       1,126
  National City Corp. ........................................ 1,775      76,991
  Norwest Corp................................................ 2,750     120,656
                                                                      ----------
                                                                         564,729
--------------------------------------------------------------------------------
 HEALTH CARE (2.0%)
  Columbia/HCA Healthcare Corp................................ 1,800      64,350
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 METALS (5.7%)
 *Alumax, Inc. .............................................. 1,775  $    57,022
 *Bethlehem Steel Corp. ..................................... 3,100       25,187
  Reynolds Metals Co. .......................................   900       50,625
  USX-US Steel Group, Inc. .................................. 2,000       54,500
                                                                     -----------
                                                                         187,334
--------------------------------------------------------------------------------
 MULTI-INDUSTRY (3.7%)
  Loews Corp. ...............................................   600       49,575
  Minnesota Mining & Manufacturing Co. ......................   925       70,878
                                                                     -----------
                                                                         120,453
--------------------------------------------------------------------------------
 TECHNOLOGY (7.2%)
  AMP, Inc. ................................................. 1,100       37,262
  Honeywell, Inc. ...........................................   700       43,488
  Texas Instruments, Inc. ................................... 2,200      105,875
  Thomas & Betts Corp. ...................................... 1,200       50,850
                                                                     -----------
                                                                         237,475
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS (1.0%)
  AT&T Corp. ................................................   925       32,260
  GTE Corp. .................................................    50        2,106
                                                                     -----------
                                                                          34,366
--------------------------------------------------------------------------------
 TRANSPORTATION (1.8%)
  Burlington Northern, Inc. .................................   525       43,247
  CSX Corp. .................................................   350       15,094
                                                                     -----------
                                                                          58,341
--------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $2,662,552).......................          3,114,746
--------------------------------------------------------------------------------
 PREFERRED STOCKS (0.0%)
--------------------------------------------------------------------------------
 HEALTH CARE
  Fresenius Medical Care AG (COST $20).......................   225           29
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                              FACE
                                                             AMOUNT    VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.8%)
 Chase Securities, Inc. 5.58%, dated 10/31/96, due 11/1/96,
  to be repurchased at $160,025, collateralized by $154,658
  of various U.S. Treasury Notes, 5.875%-7.75%, due
  3/31/99-11/30/99, valued at $160,000 (COST $160,000)..... $160,000 $  160,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%) (COST $2,822,572)(A).............           3,274,775
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)........................               8,636
-------------------------------------------------------------------------------
NET ASSETS (100%)..........................................          $3,283,411
===============================================================================

 +  See Note A to Financial Statements
 *  Non-Income Producing Security
(a) The cost for federal income tax purposes was $2,830,688. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $444,087. This consisted of aggregate gross unrealized appreciation for all securities of $537,040 and aggregate gross unrealized depreciation for all securities of $92,953.

   The accompanying notes are an integral part of the financial statements.

NWQ PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                                             NWQ     NWQ VALUE
                                                          BALANCED     EQUITY
                                                          PORTFOLIO  PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost................................... $27,942,018 $2,822,572
                                                         =========== ==========
 Investments, at Value.................................. $29,033,409 $3,274,775
 Cash...................................................         448        629
 Interest Receivable....................................      64,942         25
 Receivable for Portfolio Shares Sold...................      43,962      3,155
 Receivable for Investments Sold........................      25,829      8,610
 Dividends Receivable...................................      14,979      4,264
 Receivable due from Investment Adviser.................       3,518     22,210
 Other Assets...........................................         438        101
-------------------------------------------------------------------------------
  Total Assets..........................................  29,187,525  3,313,769
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased......................     485,450        --
 Distribution and Service Fees Payable .................      18,147        --
 Payable for Portfolio Shares Redeemed..................      15,209        --
 Payable for Administrative Fees........................       8,504      5,662
 Payable for Custodian Fees.............................       2,976      1,585
 Payable for Directors' Fees............................         637        377
 Other Liabilities......................................      33,611     22,734
-------------------------------------------------------------------------------
  Total Liabilities.....................................     564,534     30,358
-------------------------------------------------------------------------------
NET ASSETS.............................................. $28,622,991 $3,283,411
===============================================================================
NET ASSETS CONSIST OF:
 Paid in Capital........................................ $27,361,173 $2,716,857
 Undistributed Net Investment Income....................      59,394      5,515
 Accumulated Net Realized Gain..........................     111,033    108,836
 Unrealized Appreciation................................   1,091,391    452,203
-------------------------------------------------------------------------------
NET ASSETS.............................................. $28,622,991 $3,283,411
===============================================================================
INSTITUTIONAL CLASS SHARES:
 Net Assets............................................. $ 8,624,239 $3,283,411
 Shares Issued and Outstanding ($0.001 par value) (Au-
  thorized 25,000,000)..................................     696,290    232,434
 Net Asset Value, Offering and Redemption Price Per
  Share................................................. $     12.39 $    14.13
===============================================================================
INSTITUTIONAL SERVICE CLASS SHARES:
 Net Assets............................................. $19,998,752        --
 Shares Issued and Outstanding ($0.001 par value) (Au-
  thorized 10,000,000)..................................   1,616,886        --
 Net Asset Value, Offering and Redemption Price Per
  Share................................................. $     12.37        --
===============================================================================

    The accompanying notes are an integral part of the financial statements.

NWQ PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1996

                                                 NWQ                    NWQ
                                               BALANCED             VALUE EQUITY
                                              PORTFOLIO              PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.........................           $  119,123              $ 56,122
 Interest..........................              316,540                 6,655
--------------------------------------------------------------------------------
  Total Income.....................              435,663                62,777
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees....................... $ 80,598              $ 20,776
  Less: Fees Waived................  (80,598)        --    (20,776)        --
                                    --------              --------
 Administrative Fees--Note C.......               95,007                72,798
 Audit Fees........................               14,791                12,032
 Registration and Filing Fees......               28,701                24,957
 Printing Fees.....................               17,134                12,019
 Custodian Fees--Note D............                7,185                 4,573
 Directors' Fees--Note G...........                2,614                 2,249
 Distribution and Service Plan
  Fees--Note E:
  Institutional Service Class......               18,147                   --
 Other Expenses....................                1,549                 4,168
 Fees Assumed by Adviser--Note B...              (49,877)             (102,159)
--------------------------------------------------------------------------------
  Total Expenses...................              135,251                30,637
 Expense Offset--Note A............               (1,189)                 (953)
--------------------------------------------------------------------------------
  Net Expenses.....................              134,062                29,684
--------------------------------------------------------------------------------
NET INVESTMENT INCOME..............              301,601                33,093
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...              111,335               108,836
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS.........................              841,697               435,937
--------------------------------------------------------------------------------
TOTAL NET GAIN ON INVESTMENTS......              953,032               544,773
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULT-
 ING FROM OPERATIONS...............           $1,254,633              $577,866
===============================================================================

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                          OCTOBER 31,  OCTOBER 31,
                                                             1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................... $   301,601  $   91,602
 Net Realized Gain.......................................     111,335      30,065
 Net Change in Unrealized Appreciation/Depreciation......     841,697     267,319
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Operations...   1,254,633     388,986
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class....................................    (178,657)    (80,541)
  Institutional Service Class............................     (80,539)        --
 Net Realized Gain--Institutional Class..................     (29,997)        --
----------------------------------------------------------------------------------
  Total Distributions....................................    (289,193)    (80,541)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE I:
 Institutional Class:
  Issued--Regular........................................   7,412,068   6,274,336
    --In Lieu of Cash Distributions......................     208,650      80,541
  Redeemed...............................................  (4,990,173) (2,913,538)
----------------------------------------------------------------------------------
 Net Increase from Institutional Class Shares............   2,630,545   3,441,339
----------------------------------------------------------------------------------
 Institutional Service Class*:
  Issued--Regular........................................  21,033,336         --
    --In Lieu of Cash Distributions......................      80,539         --
  Redeemed...............................................  (1,420,979)        --
----------------------------------------------------------------------------------
 Net Increase from Institutional Service Class Shares....  19,692,896         --
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions...........  22,323,441   3,441,339
----------------------------------------------------------------------------------
 Total Increase..........................................  23,288,881   3,749,784
Net Assets:
 Beginning of Period.....................................   5,334,110   1,584,326
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $59,394 and $16,225, respectively)........... $28,622,991  $5,334,110
==================================================================================

* Initial offering of Institutional Service Class Shares began on January 22, 1996.

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                          OCTOBER 31,  OCTOBER 31,
                                                             1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..................................  $   33,093   $   10,679
 Net Realized Gain......................................     108,836        2,485
 Net Change in Unrealized Appreciation/Depreciation.....     435,937       17,095
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Operations..     577,866       30,259
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..................................     (31,968)      (6,943)
 Net Realized Gain......................................      (2,209)         --
----------------------------------------------------------------------------------
  Total Distributions...................................     (34,177)      (6,943)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE I:
 Issued--Regular........................................     950,630    2,266,718
   --In Lieu of Cash Distributions......................      34,153        6,944
 Redeemed...............................................    (709,280)     (86,058)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions..........     275,503    2,187,604
----------------------------------------------------------------------------------
 Total Increase.........................................     819,192    2,210,920
Net Assets:
 Beginning of Period....................................   2,464,219      253,299
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $5,515 and $4,114, respectively)............  $3,283,411   $2,464,219
==================================================================================


    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            INSTITUTIONAL SERVICE
                            INSTITUTIONAL CLASS SHARES          CLASS SHARES
                          --------------------------------- ---------------------
                           YEARS ENDED
                           OCTOBER 31,     AUGUST 2, 1994**  JANUARY 22, 1996***
                          ---------------         TO                 TO
                           1996     1995   OCTOBER 31, 1994   OCTOBER 31, 1996
---------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 11.24  $ 9.84       $10.00             $ 11.57
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..     0.31    0.32         0.06                0.21
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     1.21    1.40        (0.19)               0.78
---------------------------------------------------------------------------------
  Total from Investment
   Operations...........     1.52    1.72        (0.13)               0.99
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..    (0.30)  (0.32)       (0.03)              (0.19)
 Net Realized Gain......    (0.07)    --           --                  --
---------------------------------------------------------------------------------
  Total Distributions...    (0.37)  (0.32)       (0.03)              (0.19)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $ 12.39  $11.24       $ 9.84             $ 12.37
=================================================================================
TOTAL RETURN+...........    13.68%  17.80%       (1.30)%              8.60%
=================================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
 Period (Thousands).....  $ 8,624  $5,334       $1,584             $19,999
Ratio of Expenses to
 Average Net Assets.....     1.01%   1.04%        1.00%*              1.41%*
Ratio of Net Investment
 Income to Average Net
 Assets.................     2.79%   3.30%        3.59%*              2.39%*
Portfolio Turnover
 Rate...................       31%     31%           1%                 31%
Average Commission Rate
 #......................  $0.0717     N/A          N/A             $0.0717
---------------------------------------------------------------------------------
Voluntary Waived Fees
 and Expenses Assumed by
 the Advisor Per Share..  $  0.14  $ 0.26       $ 0.21             $  0.09
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................     1.00%   1.00%         N/A              1.40%*
---------------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations.
*** Initial offering of Institutional Service Class shares.
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose their average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          YEARS ENDED
                                          OCTOBER 31,     SEPTEMBER 21, 1994**
                                         ---------------           TO
                                          1996     1995     OCTOBER 31, 1994
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.... $ 11.65  $ 9.98         $10.00
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..................    0.14    0.12           0.01
 Net Realized and Unrealized Gain (Loss)
  on Investments........................    2.49    1.65#         (0.03)
------------------------------------------------------------------------------
  Total from Investment Operations......    2.63    1.77          (0.02)
------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..................   (0.14)  (0.10)           --
 Net Realized Gain......................   (0.01)    --             --
------------------------------------------------------------------------------
  Total Distributions...................   (0.15)  (0.10)           --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......... $ 14.13  $11.65         $ 9.98
==============================================================================
TOTAL RETURN+...........................   22.69%  17.84%         (0.20)%
==============================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)... $ 3,283  $2,464         $  253
Ratio of Expenses to Average Net
 Assets.................................    1.03%   1.21%          1.00%*
Ratio of Net Investment Income to
 Average Net Assets.....................    1.11%   1.39%          1.36%*
Portfolio Turnover Rate.................      25%      4%             0%
Average Commission Rate##............... $0.0705     N/A            N/A
------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
 Assumed by the Advisor Per Share....... $  0.52  $ 0.82         $ 1.06
Ratio of Expenses to Average Net Assets
 Including Expense Offsets..............    1.00%   1.00%           N/A
------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had the Advisor not waived and assumed certain expenses during the periods.
 # The amount shown for the year ended October 31, 1995 for a share outstand-ing throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchase of Portfolio shares in relation to fluctuating market value of the invest-ments of the portfolio.
## For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                                NWQ PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are regis-tered under the Investment Company Act of 1940, as amended. The NWQ Balanced Portfolio and NWQ Value Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At Oc-tober 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolios are authorized to offer two separate classes of shares--Institu-tional Class Shares and Institutional Service Class Shares. As of October 31, 1996, only the NWQ Balanced Portfolio has issued Institutional Service Class Shares. Both classes of shares have identical voting, dividend, liquidation and other rights. The objectives of the NWQ Portfolios are as follows:

  NWQ BALANCED PORTFOLIO seeks to achieve consistent, above-average returns with minimum risk to principal by investing primarily in a combination of investment grade fixed income securities and common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

  NWQ VALUE EQUITY PORTFOLIO seeks to achieve consistent, superior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting poli-cies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the ex-change where the security is primarily traded. Over-the-counter and un-listed equity securities are valued not exceeding the current asked prices nor less than the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods deter-mined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repur-chase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase

                                NWQ PORTFOLIOS
  transaction exceeds one business day, the value of the collateral is moni-tored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Com-mission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agree-ments. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distribu-tions resulted in reclassifications as follows:

                                                                     ACCUMULATED
                                                      UNDISTRIBUTED      NET
                                                      NET INVESTMENT  REALIZED
   NWQ PORTFOLIOS                                         INCOME     GAIN (LOSS)
   --------------                                     -------------- -----------
   Balanced..........................................      $764         $(764)
   Value Equity......................................       276          (276)

  Current year permanent book-tax differences are not included in ending un-distributed net investment income for the purpose of calculating net in-vestment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identifica-tion method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on secu-rities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the port-folios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolios have been in-creased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, NWQ Investment Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of 0.70% of each

                                NWQ PORTFOLIOS

Portfolio's average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep each Portfolio's total annual operating expenses, after the ef-fect of expense offset arrangements, from exceeding 1.00% of average daily net assets for each Portfolio's Institutional Class Shares and 1.40% of average daily net assets for the NWQ Balanced Portfolio's Institutional Service Class Shares until February 28, 1997.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent serv-ices to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to re-ceive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% and 0.04% of average daily net assets for the NWQ Balanced Portfolio and NWQ Value Equity Portfolio, respectively. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund account-ing, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC:

                                                     ADMINISTRATION PORTION PAID
NWQ PORTFOLIOS                                            FEES        TO CGFSC
--------------                                       -------------- ------------
Balanced............................................    $56,561       $51,719
Value Equity........................................     41,135        40,457

Prior to April 15, 1996, CGFSC served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 mil-lion of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years.

                                NWQ PORTFOLIOS

For the period November 1, 1995 to April 15, 1996, CGFSC earned the following amounts from the Portfolios as Administrator:

                                                                  ADMINISTRATION
NWQ PORTFOLIOS                                                         FEES
--------------                                                    --------------
Balanced.........................................................    $38,446
Value Equity.....................................................     31,663

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accor-dance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolios by the Bank aggregated the fol-lowing:

NWQ PORTFOLIOS                                                    CUSTODIAN FEES
--------------                                                    --------------
Balanced.........................................................     $2,104
Value Equity.....................................................      1,171

As of October 31, 1996, all of these amounts are unpaid.

E. DISTRIBUTION AND SERVICE PLAN: UAM Fund Distributors, Inc. (the "Distribu-tor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfo-lios. The NWQ Balanced Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 un-der the Investment Company Act of 1940. Under the Plan, the NWQ Balanced Port-folio may not incur distribution and service fees which exceed an annual rate of 0.75% of the NWQ Balanced Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plan to 0.50% per annum of the NWQ Balanced Portfolio's net assets. The NWQ Balanced Portfolio's Service Class Shares are currently making payments for distribution fees at 0.15% of average daily net assets. The NWQ Balanced Portfolio's Service Class Shares pays service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of such Service Organizations. The Dis-tributor does not receive any fee or other compensation with respect to the NWQ Value Equity Portfolio.

F. PURCHASES AND SALES: For the year ended October 31, 1996, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

NWQ PORTFOLIOS                                               PURCHASES   SALES
--------------                                              ----------- --------
Balanced................................................... $12,077,628 $620,301
Value Equity...............................................   1,034,425  711,763

Purchases and sales of long-term U.S. Government securities were $3,395,977 and $2,198,064, respectively, for NWQ Balanced Portfolio. There were no pur-chases or sales of long-term U.S. Government securities for NWQ Value Equity Portfolio.

G. DIRECTORS' FEE: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of ex-penses incurred in attending Board meetings.

                                NWQ PORTFOLIOS

H. LINE OF CREDIT: The NWQ Balanced Portfolio, along with certain other port-folios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capi-tal shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended Oc-tober 31, 1996, the Portfolio had no borrowings under the agreement.

I. OTHER: Transactions in capital shares for the Portfolios, by class, were as follows:

                            INSTITUTIONAL CLASS
                                  SHARES          INSTITUTIONAL SERVICE CLASS SHARES
                          ----------------------- ----------------------------------
                          YEAR ENDED  YEAR ENDED          JANUARY 22, 1996*
                          OCTOBER 31, OCTOBER 31,           TO OCTOBER 31,
                             1996        1995                    1996
                          ----------- ----------- ----------------------------------
NWQ BALANCED PORTFOLIO:
Shares Issued...........    625,426     577,931               1,729,243
In Lieu of Cash
 Distributions..........     17,597       7,594                   6,660
Shares Redeemed.........   (421,298)   (271,931)               (119,017)
                           --------    --------               ---------
Net Increase from
 Capital Share
 Transactions...........    221,725     313,594               1,616,886
                           ========    ========               =========
NWQ VALUE EQUITY PORTFO-
 LIO:
Shares Issued...........     72,988     192,799
In Lieu of Cash
 Distributions..........      2,614         623
Shares Redeemed.........    (54,688)     (7,281)
                           --------    --------
Net Increase from
 Capital Share
 Transactions...........     20,914     186,141
                           ========    ========

At October 31, 1996, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio were:

                                                           NO. OF
NWQ PORTFOLIOS                                          SHAREHOLDERS % OWNERSHIP
--------------                                          ------------ -----------
Balanced--Institutional Class..........................       2         65.1%
Balanced--Institutional Service Class..................       4         80.5%
Value Equity...........................................       3         81.2%

At October 31, 1996, 10% of the NWQ Value Equity Portfolio's shares were bene-ficially held by a related party of the Portfolio.
--------
* Initial offering of Institutional Service Class Shares.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
NWQ Balanced Portfolio
NWQ Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NWQ Balanced Portfolio and the NWQ Value Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting princi-ples. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' man-agement; our responsibility is to express an opinion on these financial state-ments based on our audits. We conducted our audits of these financial state-ments in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall fi-nancial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the cus-todian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

For the period ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 35.8% and 69.9%, respectively, for NWQ Balanced Portfolio and NWQ Value Equity Portfolio.

               APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. Corporate Bond Ratings:

           Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

           Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

           A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

           Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

           Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

           C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation Corporate Bond Ratings:

           AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

           AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

           A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

           BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

           BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

           C - The rating C is reserved for income bonds on which no interest is being paid.

           D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

           The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government.

           U.S. Treasury securities are backed by the "full faith and credit" of the U.S.. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S.

           In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the U.S. include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the U.S. through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the U.S., but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

           Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the U.S., Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

           A Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

           Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

           Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

          APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND AVERAGES

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) Standard & Poor's 400 Mid Cap Index - an unmanaged, market-value weighted index composed of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

(d) The New York Stock Exchange composite or component indices- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(e) Wilshire 5000 Equity Index or its component indices -represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(f) Lipper - Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

(g) Lipper Capital Appreciation Funds Index - a Fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc.

(h) Lipper Small Cap Funds Index - a Fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $1 billion at the time of purchase.

(i) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(j) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(k) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(l) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(m) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

(n) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(o) Lehman Brothers Government/Corporate Index - is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

(p) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(q) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

(r) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

(s) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

(t) Composite indices - 60% Standard & Poor's 500 Stock Index, 30% Lehman LONG-TERM Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index, and 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Government/Corporate Index and 10% Salomon Brothers 3 Month T-Bill Average.

(u)       CDA Mutual Fund Report published by CDA Investment Technologies, Inc.
          - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

(v) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

(w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

(x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

(y) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

(z) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

(aa) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers and Bloomberg L.P.

                                     PART C

                                 UAM FUNDS, INC.
                         (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO.47

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (A)   Financial Statements

               Incorporated by reference to Post-Effective Amendment No.43 (in Part A) for the classes of shares listed below are "Financial Highlights" for the period from the date indicated to the fiscal year ended October 31, 1996:

               Acadian International Equity Portfolio Institutional Class Shares
                (March 29, 1993)
               Acadian Emerging Markets Portfolio Institutional Class Shares
                (June 17, 1993)
               C & B Balanced Portfolio Institutional Class Shares
                (December 29, 1989)
               C & B Equity Portfolio Institutional Class Shares (May 15, 1990) DSI Disciplined Value Portfolio Institutional Class Shares
                (December 12, 1989)
               DSI Limited Maturity Bond Portfolio Institutional Class Shares
                (December 18, 1989)
               DSI Money Market Portfolio Institutional Class Shares
                (December 28, 1989)
               FMA Small Company Portfolio Institutional Class Shares
                (July 31, 1991)
               ICM Equity Portfolio Institutional Class Shares (October 1, 1993) ICM Fixed Income Portfolio Institutional Class Shares
                (November 3, 1992)
               ICM Small Company Portfolio Institutional Class Shares
                (April 19, 1989)
               McKee U.S. Government Portfolio Institutional Class Shares
                (March 2, 1995)
               McKee Domestic Equity Portfolio Institutional Class Shares
                (March 2, 1995)
               McKee International Equity Portfolio Institutional Class Shares
                (May 26, 1994)
               NWQ Balanced Portfolio Institutional Class Shares
                (August 2, 1994)
               NWQ Value Equity Portfolio Institutional Class Shares
                (September 21, 1994)
               NWQ Balanced Portfolio Institutional Service Class Shares
                (January 22, 1996)
               Rice, Hall, James Small Cap Portfolio Institutional Class Shares
                (July 1, 1994)
               Sirach Fixed Income Portfolio Institutional Class Shares
                (December 1, 1993)
               Sirach Growth Portfolio Institutional Class Shares
                (December 1, 1993)
               Sirach Short-Term Reserves Portfolio Institutional Class Shares
                (December 1, 1993)
               Sirach Strategic Balanced Portfolio Institutional Class Shares
                (December 1, 1993)
               Sirach Special Equity Portfolio Institutional Class Shares
                (October 2, 1989)
               Sirach Equity Portfolio Institutional Class Shares (July 1, 1996) Sirach Growth Portfolio Institutional Service Class Shares
                (March 22, 1996)
               Sirach Special Equity Portfolio Institutional Service Class
                Shares (March 22, 1996)
               SAMI Preferred Stock Income Portfolio Institutional Class Shares
                (June 23, 1992)
               Sterling Partners' Balanced Portfolio Institutional Class Shares
                (March 15, 1991)
               Sterling Partners' Equity Portfolio Institutional Class Shares
                (March 15, 1991)
               Sterling Partners' Short-Term Fixed Income Portfolio
                Institutional Class Shares (February 10, 1992)
               TS&W Equity Portfolio Institutional Class Shares (July 17, 1992) TS&W Fixed Income Portfolio Institutional Class Shares
                (July 17, 1992)
               TS&W International Equity Portfolio Institutional Class Shares
                (December 18, 1992)

Included in Part B:

The following audited Financial Statements for the NWQ Balanced and Special Equity Portfolios are included in Part B of this Post-Effective Amendment:

     (a)   Statement of Net Assets as of October 31, 1996;

     (b)   Statement of Operations for the period ended October 31, 1996;

     (c)   Statement of Changes in Net Assets for the period ended
           October 31, 1996;

     (d)   Financial Highlights as of October 31, 1996;

     (e)   Notes to Financial Statements; and

     (f)   Report of Independent Accountants.

The following audited Financial Statements for the Rice, Hall, James Small Cap Portfolio are also incorporated by reference to Post-Effective Amendment No. 46 filed on May 30, 1997:

     (a)   Statement of Net Assets as of October 31, 1996;

     (b)   Statement of Operations for the period ended October 31, 1996;

     (c)   Statement of Changes in Net Assets for the period ended
            October 31, 1996;

     (d)   Financial Highlights as of October 31, 1996;

     (e)   Notes to Financial Statements; and

     (f)   Report of Independent Accountants.

The following unaudited Financial Statements for the Rice, Hall, James Small/Mid Cap Portfolio are also incorporated by reference to Post-Effective Amendment No. 46 filed on May 30, 1997:

     (a)   Statement of Net Assets as of April 30, 1997;

     (b)   Statement of Operations for the period ended April 30, 1997;

     (c)   Statement of Changes in Net Assets for the period ended
            April 30, 1997;

     (d)   Financial Highlights as of April 30, 1997; and

     (e)   Notes to Financial Statements.


The audited October 31, 1996 Financial Statements for the following portfolios are also incorporated by reference to Post-Effective Amendment No. 45 filed on February 5, 1997:

TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

The audited October 31, 1996 Financial Statements for the following Portfolios are also incorporated herein by reference to Post-Effective Amendment No. 44 filed on January 24, 1997:

McKee U.S. Government Portfolio
McKee Domestic Equity Portfolio
McKee International Equity Portfolio

The audited October 31, 1996 Financial Statements for the following Portfolios are also incorporated herein by reference to the Annual Reports for the Fund each dated October 31, 1996, filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940, as amended, (Accession Number:
0000950109-96-008722):

Acadian International Equity Portfolio
Acadian Emerging Markets Portfolio
C & B Balanced Portfolio
C & B Equity Portfolio
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio

DSI Money Market Portfolio
FMA Small Company Portfolio
ICM Equity Portfolio
ICM Fixed Income Portfolio
ICM Small Company Portfolio



Sirach Fixed Income Portfolio
Sirach Growth Portfolio
Sirach Short-Term Reserves
Sirach Strategic Balanced Portfolio
Sirach Special Equity Portfolio
Sirach Equity Portfolio
SAMI Preferred Stock Income Portfolio
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity
Sterling Partners' Short-Term Fixed Income Portfolio

The Financial Statements for the above-referenced Portfolios for the time periods set forth in each Portfolio's Annual Report dated October 31, 1996 include:

(a)  Statement of Net Assets as of October 31, 1996;

(b)  Statement of Operations for the period ended October 31, 1996;

(c)  Statement of Changes in Net Assets for the period ended October 31, 1996;

(d)  Financial Highlights as of October 31, 1996;

(e)  Notes to Financial Statements; and

(f)  Report of Independent Accountants.

        (B)      EXHIBITS

                 Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used: RS = original Registration Statement on Form N-1A filed October 31, 1988; Pre EA = Pre-Effective Amendment No. 1 filed March, 1989; PEA = Post-Effective Amendment (pertinent numbers for each PEA are included after "PEA", e.g., PEA #3 means the third PEA under the Securities Act of 1933.)

                                                    INCORPORATED BY
        EXHIBIT                                 REFERENCE TO (LOCATION):
        -------                                 ------------------------

1.   Articles of Incorporation                PEA#37
     A.    Amendments                         PEA#37
     B.    Articles Supplementary             PEA#37, PEA#41, PEA#42, PEA#44.
                                              PEA#45, filed herewith

2.   By-Laws                                  Pre EA

3.   Voting Trust Agreement                   Not Applicable

4.   Specimen of Securities                   PEA #1, PEA #2, PEA #12, PEA #13,
                                              PEA #16, PEA #19, PEA #21, PEA
                                              #24, PEA# 25, PEA#33, PEA#37,
                                              PEA#39, PEA#40, PEA#41, PEA#42,
                                              PEA#45, filed herewith

5.   Investment Advisory Agreements           RS, Pre EA, PEA #1, PEA #2, PEA
                                              #5, PEA #7, PEA #12, PEA #13, PEA
                                              #16, PEA #19, PEA #21, PEA #24,
                                              PEA# 25, PEA#31, PEA#33, PEA#37,
                                              PEA#40, PEA#41, PEA#42, PEA#44,
                                              PEA#45, filed herewith


6.   Distribution Agreement                   PEA #2

     Form of Amended and Restated
     Distribution Agreement between
     RFI Distributors and The Regis
     Fund, Inc.                               PEA #28

7.   Directors' and Officers'
     Contracts and Programs                   Not Applicable

8.   Custody Agreements
     A.    Custodian Agreement                Pre EA
     B.    Corporate Custody Agreement        PEA#2
     C.    Global Custody Agreement           PEA#44

9.   Other Material Contracts
     A.    Fund Administration
           Agreement between UAM
           Funds, Inc. and UAM Fund
           Services, Inc.                     PEA#40

     B.    Mutual Funds Service Agreement
           between UAM Fund Services, Inc.
           and Chase Global Funds Services
           Company                            PEA#40



                                                       INCORPORATED BY
     EXHIBIT                                           REFERENCE TO (LOCATION):
     -------                                           ------------------------

10.  Opinion and Consent of Counsel                    Pre EA

11.  Other Opinions and Consents
     A.    Consent of Independent Accountants
           with respect to 1996 Annual Reports         PEA#43

     B.    Consent of Independent Accountants
           with respect to 1996 Annual Report
           for the McKee Portfolios                    PEA#44

     C.    Consent of Independent Accountants
           with respect to 1996 Annual Report
           for the TS&W Portfolios                     PEA#45

     D.    Consent of Independent Accountants
           with respect to 1996 Annual Report
           for the Rice, Hall, James Small Cap
           Portfolio                                   PEA#46

     E.    Consent of Independent Accountants
           with respect to 1996 Annual Report for
           the NWQ Portfolios                          Filed herewith


12.  Other Financial Statements
     A.    1996 Annual Reports                         PEA#43


13.  Agreements relating to Initial
     Capital
     A.    Purchase Agreement                          Pre EA

14.  Model Retirement Plans                            Not Applicable

15.  12b-1 Plans
     A.    Form of Distribution Plan                   PEA #28
     B.    Form of Selling Dealer Agreement            PEA #28
     C.    Form of Shareholder Services Plan           PEA #28
     D.    Form of Service Agreement
           (12b-1 Plan)                                PEA #28
     E.    Form of Service Agreement
           (Shareholder Services Plan)                 PEA #28

16.  Performance Quotation Schedules
     for the period ended:

     A.    October 31, 1996                            PEA#43
     B.    October 31, 1996 (for McKee Portfolios)     PEA#44
     C.    October 31, 1996 (for TS&W Portfolios)      PEA#45
     D.    October 31, 1996 (for Rice, Hall, James
           Small Cap Portfolio) and April 30, 1997
           (for Rice, Hall, James Small/Mid Cap
           Portfolio)                                  PEA#46
     E.    October 31, 1996 (for NWQ Portfolios)       Filed herewith

18.  Rule 18f-3 Multiple Class Plan                    PEA #36

24.  Powers of Attorney                                PEA #5, PEA #8, PEA #35


27.  Financial Data Schedules
     for the period ended:

     A.    October 31, 1996                            PEA #43
     B.    October 31, 1996 (for McKee Portfolios)     PEA #44
     C.    October 31, 1996 (for TS&W Portfolios)      PEA #45
     D.    October 31, 1996 (for Rice, Hall, James
           Small Cap Portfolio) and April 30, 1997
           (for Rice, Hall, James Small/Mid Cap
           Portfolio)                                  PEA #46
     E.    October 31, 1996 (for NWQ Portfolios)       Filed herewith

ITEM 26. NUMBER OF HOLDERS OF SECURITIES (MARCH 31, 1997).

     Acadian Emerging Markets Portfolio Institutional Class Shares...................................      39
     Acadian International Equity Portfolio Institutional Class Shares...............................      17
     C&B Balanced Portfolio Institutional Class Shares...............................................      48
     C&B Equity Portfolio Institutional Class Shares.................................................     188
     C&B Equity Portfolio for Taxable Investors Institutional Class Shares...........................       8
     DSI Disciplined Value Portfolio Institutional Class Shares......................................      78
     DSI Limited Maturity Bond Portfolio Institutional Class Shares..................................      41
     DSI Money Market Portfolio Institutional Class Shares...........................................      72
     FMA Small Company Portfolio Institutional Class Shares..........................................      46
     ICM Equity Portfolio Institutional Class Shares.................................................      75
     ICM Fixed Income Portfolio Institutional Class Shares...........................................      36
     ICM Small Company Portfolio Institutional Class Shares..........................................     331
     McKee Domestic Equity Portfolio Institutional Class Shares......................................      26
     McKee International Equity Portfolio Institutional Class Shares.................................      41
     McKee U.S. Government Portfolio Institutional Class Shares......................................      22
     NWQ Balanced Portfolio Institutional Class Shares...............................................      20
     NWQ Balanced Portfolio Institutional Service Class Shares.......................................      17
     NWQ Value Equity Portfolio Institutional Class Shares...........................................      22
     Rice, Hall, James Small Cap Portfolio Institutional Class Shares................................     375
     Rice, Hall, James Small\Mid Cap Portfolio Institutional Class Shares............................      79
     SAMI Preferred Stock Income Portfolio Institutional Class Shares................................      20
     Sirach Equity Portfolio Institutional Class Shares .............................................      30
     Sirach Fixed Income Portfolio Institutional Class Shares........................................      41
     Sirach Growth Portfolio Institutional Class Shares..............................................     135
     Sirach Growth Portfolio Institutional Service Class Shares......................................      12
     Sirach Short-Term Reserves Portfolio Institutional Class Shares.................................      34
     Sirach Special Equity Portfolio Institutional Class Shares......................................     190
     Sirach Special Equity Portfolio Institutional Service Class Shares..............................       7
     Sirach Strategic Balanced Portfolio Institutional Class Shares..................................      71
     Sirach Strategic Balanced Portfolio Institutional Service Class Shares..........................       2
     Sterling Partners' Balanced Portfolio Institutional Class Shares................................     137
     Sterling Partners' Equity Portfolio Institutional Class Shares..................................     111
     Sterling Partners' Short-Term Fixed-Income Portfolio Institutional Class Shares.................      68
     Sterling Partners' Small Cap Portfolio Institutional Class Shares...............................      61
     TS&W Equity Portfolio Institutional Class Shares................................................     260
     TS&W Fixed Income Portfolio Institutional Class Shares..........................................     170
     TS&W International Equity Portfolio Institutional Class Shares..................................     384
     HJMC Equity Portfolio Institutional Class Shares *..............................................       0
     McKee Small Cap Equity Portfolio Institutional Class Shares*....................................       0
     NWQ Value Equity Portfolio Institutional Service Class Shares *.................................       0
     Sterling Partners' Balanced Portfolio Institutional Service Class Shares*.......................       0
     Sterling Partners' Equity Portfolio Institutional Service Class Shares*.........................       0


     Sterling Partners' Short-Term Fixed-Income Portfolio Institutional Service Class Shares*........       0
     TS&W Balanced Portfolio Institutional Class Shares*.............................................       0

     TOTAL...........................................................................................   3,314

     * Portfolio has been authorized for sale of shares but has yet to begin operations.

ITEM 27. INDEMNIFICATION

     Reference is made to Article NINTH of the Registrant's Articles of Incorporation, which was filed as Exhibit No. 1 to the Registrant's initial registration statement. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

     Reference is made to the captions "Investment Adviser" and "Administrative Services" in the Prospectuses constituting Part A of this Registration Statement and "Management of the Fund" and "Investment Adviser" in Part B of this Registration Statement.

     Acadian Asset Management, Inc.

     Listed below are the executive officers and directors of Acadian Asset Management, Inc. ("AAM"). The business address of AAM is Two International Place
- 26th Floor, Boston, Massachusetts 02110. No officer or director of AAM has any other affiliation with the Registrant.

           Dr. Gary L. Bergstrom, President and Director
           Ronald D. Frashure, Executive Vice President and Director John R. Chisholm, Senior Vice President
           Stella M. Hammond, Senior Vice President
           Churchill G. Franklin, Senior Vice President
           Richard O. Michaud, Senior Vice President
           Matthew V. Pierce, Senior Vice President
           James W. Graves, Senior Vice President

     Cooke & Bieler, Inc.

     Listed below are the executive officers and directors of Cooke & Bieler, Inc. ("C&B"). The business address of C&B is 1700 Market Street, Philadelphia, Pennsylvania 19103. No officer or Director of C&B has any other affiliation with the Registrant.

           James C. A. McClennon, Partner and Director
           Robert B. Arthur, Partner and Director
           Walter W. Grant, Partner and Director
           Charles E. Haldeman, Partner and Director
           John J. Medveckis, Partner and Director
           Russell G. Redenbaug, Partner and Director

               Ronald D. Henrikisen, Director
               Robert R. Glauber, Director
               R. James O'Neil, Vice President
               Bruce A. Smith, Vice President
               Peter A. Thompson, Vice President
               Kermit S. Eck, Vice President
               Michael M. Meyer, Vice President

           Dewey Square Investors Corporation

           Listed below are the executive officers and directors of Dewey Square Investors Corporation ("DSI"). The business address of DSI is One Financial Center, Boston, Massachusetts 02111. Mr. Whitman is a director of the Registrant. No other officer or director of DSI has any other affiliation with the Registrant.

               Peter M. Whitman, Jr., President
               Ronald L. McCullough, Vice President
               G.A. David Gray, Vice President
               Eva S. Dewitz, Vice President
               Marilyn R. Stegner, Secretary and Treasurer

           Fiduciary Management Associates, Inc.

           Listed below are the executive officers and directors of Fiduciary Management Associates, Inc. ("FMA"). The business address of FMA is 55 West Monroe Street, Suite No. 2550, Chicago, Illinois 60603. No officer or director of FMA has any other affiliation with the Registrant.

               Robert F. Carr III, Director, Chairman and Secretary
               Patricia A. Falkowski, President & Chief Investment Officer Robert W. Thornburgh, Jr., Executive Vice President and Treasurer Philip E. Arnold, Chairman of Executive Committee
               Lloyd J. Spicer, Senior Vice President
               Albert W. Gustafson, Senior Vice President

           Investment Counselors of Maryland, Inc.

           Listed below are the executive officers and directors of Investment Counselors of Maryland, Inc. ("ICM"). The business address of ICM is 803 Cathedral Street, Baltimore, Maryland 21201. No officer or director of ICM has any other affiliation with the Registrant.

               Craig Lewis, Principal and Director
               Linda W. McCleary, Principal and Director
               Robert D. McDorman, Jr., Principal and Director Stephen T. Scott, Principal and Director
               David E. Nelson, Principal and Director
               Paul L. Borssuck, Principal
               Charles W. Neuhauser, Senior Vice President
               Daniel O. Shackelford, Senior Vice President
               Robert F. Boyd, Executive Vice President

           C.S. McKee & Company, Inc.

           Listed below are the executive officers and directors of C.S. McKee & Company, Inc. ("C.S. McKee"). The business address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. No officer or director of C.S. McKee has any other affiliation with the Registrant.

               Charles E. Jacobs, Chairman
               James H. Hanes, President and Director
               Joseph F. Bonomo, Jr., Senior Vice President
               Walter C. Bean, Senior Vice President
               William J. Andrews, Vice President
               Kathryn J. Murin, Senior Vice President
               Joseph A. Murvar, Portfolio Manager
               Malcolm G. Nimick, Portfolio Manager
               Norman S. Allan, Senior Vice President
               Bradford J. Hanes, Assistant Vice President
               Lloyd F. Stamy, Jr., Senior Vice President
               William Vescio, Vice President
               Susan A. Darragh, Treasurer

           NWQ Investment Management Company

           Listed below are the executive officers and directors of NWQ Investment Management Company, Inc. ("NWQ"). The business address of NWQ is 655 South Hope Street, 11th Floor, Los Angeles, California 90017. No officer or director of NWQ has any other affiliation with the Registrant.

               David A. Polak, President and Director
               Edward C. Friedel, Jr., Director and Managing Director
               James P. Owen, Managing Director
               James H. Galbreath, Director and Managing Director
               Mary-Gene Slaven, Clerk, CFO, COO and Managing Director Michael C. Mendez, Managing Director
               Phyllis G. Thomas, Managing Director
               Paul R. Guastamacchio, Vice President and Portfolio Manager Martin Pollack, Vice President and Portfolio Manager
               Thomas J. Laird, Vice President and Portfolio Manager
               Justin T. Clifford, Vice President
               Jeffrey M. Cohen, Vice President and Portfolio Manager
               Karen S. McCue, Vice President and Director of Institutional
                 Marketing
               Ronald R. Sternal, Vice President
               Ronald R. Halverson, Vice President
               Kathy Seraff, Vice President

           Rice, Hall, James & Associates

           Listed below are the executive officers and directors of Rice, Hall, James & Associates ("RHJ"). The business address of RHJ is 600 West Broadway, Suite 1000, San Diego, California 92101. No officer or director of RHJ has any other affiliation with the Registrant.

               Walter H. Beck, Director and Partner
               Charles G. King, Partner and Portfolio Manager
               Thomas W. McDowell, Director, President, Chief Executive Officer
                and Portfolio Manager
               Gary S. Rice, Partner and Portfolio Manager

               David P. Tessmer, Director, Partner and Portfolio Manager Timothy A. Todaro, Partner and Portfolio Manager
               Samuel R. Trozzo, Chairman and Portfolio Manager
               Mitchell S. Little, Partner
               Michelle P. Connell, Partner and Portfolio Manager
               James Dickinson, Partner and Portfolio Manager
               Patricia A. Urbonya, Partner and Operations Manager

           Sirach Capital Management, Inc.

           Listed below are the executive officers and directors of Sirach Capital Management, Inc. ("Sirach"). The business address of Sirach is 3323 One Union Square, 600 University Street, Seattle, Washington 98101. No officer or director of Sirach has any other affiliation with the Registrant.

               Harvey G. Bateman, Treasurer and Director
               Barry E. Fetterman, Secretary and Director
               Thomas Gillespie, Vice President and Director
               George B. Kauffman, Chairman of the Board and Director William B. Sanders, President and Director

           Spectrum Asset Management, Inc.

           Listed below are the executive officers and directors of Spectrum Asset Management, Inc. ("SAMI"). The business address of SAMI is 4 High Ridge Park, Stamford, Connecticut 06905. No officer or director of SAMI has any other affiliation with the Registrant.

               Scott T. Fleming, Chairman of the Board and Chief Financial
                 Officer
               Bernard M. Sussman, Senior Vice President
               L. Phillip Jacoby, IV, Vice President - Portfolio Management Margaret S. Gilliland, Vice President
               Patrick G. Hurley, Hedge Manager

           Sterling Capital Management Company

           Listed below are the executive officers and directors of Sterling Capital Management Company ("Sterling"). The business address of Sterling is One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28246. No officer or director of Sterling has any other affiliation with the Registrant.

               W. Olin Nisbet, III, Chairman and Chief Executive Officer Mark W. Whalen, President
               David M. Ralston, Chief Investment Officer
               J. Calvin Rivers, Executive Vice President
               Harry F. Wolfe, Jr., Senior Vice President
               Alexander W. McAlister, Senior Vice President
               James R. Norris, Senior Vice President
               Brian R. Walton, Senior Vice President
               Eduardo A. Brea, Vice President
               Mary D. Chaney, Vice President and Secretary/Treasurer Rebecca G. Douglass, Vice President
               Mary Weeks Frutain, Vice President
               Esther L. Glenn Vice President

           Thompson, Siegel & Walmsley, Inc.

           Listed below are the executive officers and directors of Thompson, Siegel and Walmsley, Inc. ("TS&W"). The business address of TS&W is 5000 Monument Avenue, Richmond, Virginia 23230. No officer or director of TS&W has any other affiliation with the Registrant.

                   John T. Siegel, President, Treasurer and Director
                   Matthew G. Thompson, Senior Vice President and Director
                   S. Pierce Walmsley, IV, Senior Vice President and Director Kathleen M. Blanton, Vice President
                   Lori N. Anderson, Vice President
                   Charles A. Gomer, III, Vice President
                   Paul A. Ferwerda, Vice President
                   Peter D. Hartman, Vice President
                   G.D. Rothenberg, Vice President
                   Horace P. Whitworth, II, Vice President and Secretary Elizabeth Cabell Jennings, Vice President
                   Alan C. Ashworth, Vice President

           AAM, C&B, DSI, FMA, ICM, C.S. McKee, NWQ, RHJ, Sirach, SAMI, Sterling and TS&W are each wholly-owned affiliates of United Asset Management Corporation ("UAM"), a Delaware corporation acquiring and owning firms engaged primarily in institutional investment management.

ITEM 29. PRINCIPAL UNDERWRITERS

           (a) UAM Fund Distributors, Inc., the firm which acts as sole distributor of the Registrant's shares, also acts as distributor for UAM Funds Trust (formerly The Regis Fund
                   II).

           (b)     Not applicable.

           (c)     Not applicable.

ITEM 30.           LOCATION OF ACCOUNTS AND RECORDS

           The books, accounts and other documents required by Section 3(a) under the Investment Company Act of 1940, as amended (the "1940 Act") and rules promulgated thereunder will be maintained in the physical possession of the Registrant, the Registrant's Advisers, the Registrant's Sub-Transfer and Sub-Administrative Agent (Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108) and the Registrant's Custodian Bank (The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245.)

ITEM 31.           MANAGEMENT SERVICES

           Not applicable.

ITEM 32.           UNDERTAKINGS

           (a)     Not applicable

           (b)     (i)      Registrant undertakes to file a post-effective
amendment containing reasonably current financial statements, which need not be certified, for the NWQ Special Equity Portfolio and NWQ Small Cap Value Portfolio within four to six months of the effective date of such Portfolios or the commencement of operations of the Portfolios, whichever is later.

                   (ii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified for the TS&W Balanced Portfolio within four to six months of the effective date of such Portfolio or the commencement of operations of the Portfolio, whichever is later.

                   (iii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified for the McKee Small Cap Equity Portfolio within four to six months of the effective date of such Portfolio or the commencement of operations of the Portfolio, whichever is later.

                   (iv) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified for the Sterling Partners' Small Cap Value Portfolio within four to six months of the effective date of such Portfolio or the commencement of operations of the Portfolio, whichever is later.

                   (v) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified for the C & B Equity Portfolio for Taxable Investors and C & B Mid Cap Equity Portfolio within four to six months of the effective date of such Portfolios or the commencement of operations of each Portfolio, whichever is later.

                   (vi) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the DSI Balanced Portfolio Institutional Class Shares within four to six months of the commencement of operations of the Portfolio.

                   (vii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the HJMC Equity Portfolio Institutional Class Shares within four to six months of the commencement of operations of such Portfolio.

                   (viii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Cambiar Anticipation Portfolio Institutional Class Shares within four to six months of the commencement of operations of the Portfolio.

           (c)     Registrant undertakes to comply with the provisions of
Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of a Director and the Registrant will assist in shareholder communications as required by Section 16(c) of the 1940 Act.

           (d) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 4th day of June, 1997.

                                                          UAM FUNDS, INC.

                                                                 *
                                                          ----------------------
                                                          Norton H. Reamer
                                                          Chairman and President

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

             *             , Chairman and President       June 4, 1997
---------------------------
Norton H. Reamer



             *             , Director                     June 4, 1997
---------------------------
John T. Bennett, Jr.



             *             , Director                     June 4, 1997
---------------------------
Philip D. English



             *             , Director                     June 4, 1997
---------------------------
William A. Humenuk



             *             , Director                     June 4, 1997
---------------------------
Peter M. Whitman, Jr.



/s/ Gary L. French         , Treasurer and Principal      June 4, 1997
---------------------------  Financial and Accounting
Gary L. French               Officer



/s/ Karl O. Hartmann                                      June 4, 1997
---------------------------
* Karl O. Hartmann
(Attorney-in-Fact)


                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                          FILE NOS. 811-5683/33-25355


                        POST-EFFECTIVE AMENDMENT # 47

                                 EXHIBIT INDEX



          Exhibit No.                                   Description
          -----------                                   -----------
           EX-1B                         Articles Supplementary

           EX-4                          Specimen of Securities

           EX-5                          Investment Advisory Agreements

           EX-11C                        Consent of Independent Accountants with
                                         respect to 1996 Annual Report for the
                                         NWQ Balanced and Value Equity
                                         Portfolios

           EX-16                         Performance Quotation Schedules

           EX-27C                        Financial Data Schedules for the NWQ
                                         Balanced and Value Equity Portfolios
                                         period ended October 31, 1996

                                      A-1